As filed with the Securities and Exchange Commission on November 26, 2014

1933 Act File No.: 333-139501
1940 Act File No.: 811-21993

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 26	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 28	[X]

RevenueShares ETF Trust
(Exact Name of Registrant as Specified in Charter)

One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA  19103
(Address of Principal Executive Offices)

1-215-854-8181
(Registrant's Telephone Number)

Vincent T. Lowry, One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA  19103

(Name and Address of Agent for Service)
Notices should be sent to the Agent for Service

With a copy to:
Michael D. Mabry, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103

It is proposed that this filing will become effective:

  X                immediately upon filing pursuant to paragraph (b)
___              on _______________ pursuant to paragraph (b)
___              60 days after filing pursuant to paragraph (a)(1)
___              on _______________ pursuant to paragraph (a)(1)
___              75 days after filing pursuant to paragraph (a)(2)
___              on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates only to the RevenueShares Global Growth Fund series of the Registrant.  No other information relating to any other series of the Registrant is amended or superseded hereby.

REVENUESHARES ETF TRUST

	Cusip	NYSE Arca, Inc.
RevenueShares Global Growth Fund	761396878	RGRO

Prospectus

November 26, 2014

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

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Fund Summary

Investment Objective

RevenueShares Global Growth Fund (the “Fund”) seeks to outperform the total return performance of the S&P Global Broad Market Index, the Fund’s benchmark index (the “Benchmark Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-l) Fees	0.00%
Other Expenses(1)	0.58%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver and/or Expense Reimbursement(2)	-0.58%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.70%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
RevenueShares ETF Trust (the “Trust”) and VTL Associates, LLC, the Fund’s investment adviser (“VTL” or “Management”), have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.70% of average daily net assets. This agreement will remain in effect and will be contractually binding through November 25, 2015.  If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$72	$349

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the RevenueShares Global Growth Index™ (the “Underlying Index”). The Underlying Index is constructed by identifying the top five developed market (including the United States) and top five emerging market countries represented in the Benchmark Index with the highest gross domestic product (“GDP”) growth (as measured by the 1-year trailing GDP growth rates as of the most recent two quarters).  Each country will represent 10% of the Underlying Index.  Once those ten countries are identified, the top ten securities in the Benchmark Index from each of those countries are identified according to revenue earned by the companies.  Those securities are then re-weighted according to the revenue earned by the companies, subject to certain asset diversification requirements and a maximum 5% per company weighting.  The Underlying Index is reconstituted quarterly according to the constituent countries’ GDP growth and revenue weightings as of the previous quarter.

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Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (including common shares traded on local exchanges, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”)) of companies included in the Benchmark Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.  ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.  Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market.  The Fund may invest in securities of companies of any market capitalization, including small and medium capitalization companies.  The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Investment Approach Risk The alternate weighting approach employed by the Underlying Index and the Fund, while designed to enhance potential returns compared to the Benchmark Index, may not produce the desired results. Using revenues as a weighting measure is no guarantee that the Underlying Index or the Fund will outperform the Benchmark Index, and may even cause the Underlying Index or the Fund to underperform the Benchmark Index.

Stock Market Risk Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.

Foreign Securities Risk Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate.  Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.

Emerging Markets Risk The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.

Focus Risk To the extent the Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.

Foreign Currency Risk Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Depositary Receipts Risk Changes in foreign currency exchange rates affect the value of ADRs, GDRs, EDRs and Global Shares and, therefore, the value of the Fund’s portfolio.  In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

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Foreign Market Risk Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.

Market Trading Risk There can be no assurance that an active trading market for Shares will develop or be maintained. Although it is expected that Shares will remain listed for trading on the NYSE Arca, Inc. (the “Exchange”), it is possible that an active trading market may not be maintained.

Premium/Discount Risk As an ETF, Shares generally trade in the secondary market on the Exchange at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation Risk The Fund’s return may not match the return of the Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Underlying Index, including the cost of buying and selling securities.  In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security.

Concentration Risk The Fund will concentrate in industries to the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.

Small and Medium Capitalization Stock Risk Small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of small and medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of small and medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.

Increased Volatility Risk Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.

Portfolio Turnover Risk Because the Fund is reconstituted quarterly, the Fund is expected to experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Performance

There is no performance information presented for the Fund because the Fund had not commenced operations as of the date of this Prospectus.

Management

Investment Adviser

VTL Associates, LLC

Sub-Adviser

Index Management Solutions, LLC

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Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund.  Mr. Vincent Lowry is the Chief Executive Officer of VTL and has managed the Fund since its commencement of operations.

Michael J. Gompers, Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Mr. Gompers is the Chief Executive Officer of Index Management Solutions, LLC (“IMS”), and Messrs. Justin Lowry and Reichert are Portfolio Managers for IMS. Messrs. Gompers, Justin Lowry and Reichert have managed the Fund since its commencement of operations. IMS is a wholly owned subsidiary of VTL.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares.  Individual Shares may only be purchased and sold on the Exchange through a broker-dealer.  Shares will trade at market prices rather than NAV.  As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), VTL may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

This section contains greater detail on the principal investment strategies of the RevenueShares Global Growth Fund (the “Fund”) and the related risks that you would face as a shareholder of the Fund and also information about how to find out more about the Fund’s portfolio holdings disclosure policy.

Investment Objective

The Fund’s investment objective is to outperform the total return performance of the S&P Global Broad Market Index (the “Benchmark Index”). For purposes of the Fund’s investment objective, “total return” refers to a combination of capital appreciation and income. The Fund’s investment objective may be changed without shareholder approval (although the Fund will provide advance notice to shareholders at least 60 days before any such change takes effect). There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies

The RevenueShares Global Growth Index (the “Underlying Index”) is constructed using a rules-driven methodology, which re-weights a subset of the constituent securities of the Benchmark Index according to economic growth of the constituent countries and the revenue earned by the companies in those countries, subject to certain asset diversification requirements and a maximum 5% per company weighting. The resulting Underlying Index contains a subset of the securities of the Fund’s Benchmark Index.

Most traditional securities indexes and index funds determine the proportion, or “weighting,” of each constituent security based on each security’s market capitalization (that is, its stock price multiplied by the number of outstanding shares). This means that the securities of companies with larger market capitalizations will generally be more heavily weighted in the index. The Underlying Index selects the fastest growing countries in the Benchmark Index and re-weights the subset of securities according to revenue in an attempt to outperform a country-neutral, capitalization-weighted index over time. For more information regarding the revenue-weighting methodology, see the section entitled “The Underlying Index” in this Prospectus.

The Underlying Index is constructed by identifying the top five developed market (including the United States) and top five emerging market countries represented in the S&P Global Broad Market Index, the Fund’s Benchmark Index, with the highest gross domestic product (“GDP”) growth (as measured by the 1-year trailing GDP growth rates as of the most recent two quarters).  Each country will represent 10% of the Underlying Index.  Once those ten countries are identified, the top ten securities in the Benchmark Index from each of those countries are identified according to revenue earned by the companies.  Those securities are then re-weighted according to the revenue earned by the companies, subject to certain asset diversification requirements and a maximum 5% per company weighting.

From time to time, the Fund will purchase or sell certain of its portfolio securities to reflect changes to the constituent securities of its Underlying Index. The Fund will reconstitute (i.e., replacing old companies that have been removed from the Underlying Index with new companies that have been added to the Underlying Index) its portfolio securities promptly following the quarterly reconstitution of its Underlying Index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued. Outside of the quarterly reconstitutions, the Fund’s portfolio (following its Underlying Index) typically will be reconstituted only when: (1) a security in the related Benchmark Index that is a constituent of the Underlying Index is altered due to corporate actions such as price adjustments, stock splits, or delisting from an exchange; or (2) when securities that are constituents of the Underlying Index are deleted from the related Benchmark Index.

The Fund’s intention is to replicate the constituent securities of its Underlying Index as closely as possible. However, the Fund may, in IMS’s discretion, remain invested in securities that were deleted from the Fund’s Underlying Index until IMS next reconstitutes the Fund in connection with the quarterly reconstitutions of the Underlying Index. The Fund may use a representative sampling strategy when (1) practical difficulties or substantial costs would be involved in compiling all of the securities in the Fund’s Underlying Index, (2) the constituent securities are too numerous to efficiently purchase or sell, or (3) a component security becomes temporarily unavailable or relatively illiquid.

The Fund may engage in securities lending.

The Benchmark Index is a comprehensive, rules-based index designed to measure global stock market performance and covers all publicly listed equities with float-adjusted market values of at least $100 million in float market capitalization, and a value traded of at least $50 million for the last 12 months at the time of the annual reconstitution.  The Benchmark Index is made up of the S&P Developed Broad Market Index and the S&P Emerging Broad Market Index.  The Benchmark Index includes

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large, medium and small capitalization companies.  As of October 31, 2014, the largest market capitalization of a company in the Benchmark Index was approximately $646.69 billion and the smallest market capitalization was approximately $9.86 million. The average market capitalization of companies in the Benchmark Index on this date was approximately $5.11 billion and the median market capitalization was approximately $1.00 billion.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.

The Fund strives to mitigate liquidity risk associated with investments in small and medium capitalization companies by using an S&P® index as a benchmark index. Though revenue weighting may, during momentum markets, result in heavier allocation to less liquid securities within a corresponding S&P® index, investing in securities included in the benchmark S&P® index helps mitigate the overall liquidity risk because Standard & Poor’s® uses liquidity as a primary screening factor in selecting the constituent securities of its indexes.

Foreign Securities The Fund holds the securities of foreign companies in the form of common shares traded on foreign exchanges, ADRs, GDRs, EDRs or Global Shares. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs are designed for use in the U.S. securities markets. GDRs are receipts for shares of foreign companies that are traded in capital markets around the world. Generally, GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.  EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation.  Generally, EDRs are designed for use in European securities markets. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. Global Shares may also be eligible to list on exchanges in addition to the United States and home country. Separate registrars in the United States and home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. Registrar.

Common shares traded on foreign exchanges and the underlying securities of the ADRs, GDRs and EDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Global Shares may trade in their home market in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the common shares, ADR, GDR, EDR or Global Shares and, therefore, the value of the Fund’s portfolio.

Principal Risk Factors

Investing in any ETF, including the Fund, involves risk, including the risk that you may lose part or all of the money you invest. The Fund is subject to the principal risks described below, unless indicated otherwise. Some or all of these risks may adversely affect the Fund’s NAV, trading price, total return and/or the Fund’s ability to meet its objective.

Investment Approach Risk

The alternate weighting approach employed by the Underlying Index and the Fund may cause the Underlying Index or the Fund to underperform its Benchmark Index. Revenue weighting may underperform, for example, when the market does not respond to revenue reports, or where the market reacts disproportionately to disappointing revenue reports as compared to positive revenue reports. Revenue weighting may also underperform during a momentum market when the stock price of a narrow group of companies moves rapidly above their stated revenues, as was common during the 1998-1999 technology bubble, causing the Underlying Index to allocate less to companies with rising market capitalizations. Moreover, because the Underlying Index is only reconstituted quarterly, the Underlying Index may not incorporate market information about a constituent company’s current revenues over the course of the quarter. Quarterly rebalancing (i.e., re-weighting) of the Underlying Index in order to meet certain asset diversification requirements may also cause the Underlying Index or the Fund to underperform its Benchmark Index.

Stock Market Risk

Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Foreign Securities Risk

Investments in foreign securities are subject to the risks associated with investing in such foreign markets that may not be present in U.S. securities. For example, there may be less complete financial information publicly available for foreign issuers than afor U.S. issuers. There may be more or less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the United States.  Foreign domiciled countries may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S.-domiciled countries. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery, or recovery of money or investments. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. The price at which the Fund’s securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide. These factors can make investments in the Fund potentially less liquid and more volatile than other types of investments. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.

Emerging Markets Risk

The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	less social, political and economic stability;

•
a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;

•	smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	greater risk of a market shutdown;

•	less transparent and established taxation policies;

•	less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property;

•	less uniformity in accounting and reporting requirements;

•	less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	greater sensitivity to interest rate changes;

•	increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	greater debt burdens relative to the size of the economy;

•	unreliable securities valuation;

•	more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and

•	less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.

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Because of the above factors, the Fund’s investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Foreign Currency Risk

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. U.S. dollar investments in ADRs, Global Shares or ordinary shares of foreign companies traded on U.S. exchanges are indirectly subject to foreign currency risk to the extent that these companies derive a significant portion of their revenues from markets where transactions are denominated in foreign currencies.

Depositary Receipts Risk

To the extent that the exchange price of a depositary receipt differs from the local price of the underlying security used by the Underlying Index, the Fund may be prevented from fully achieving its investment objective of tracking the performance of the Underlying Index.  In addition, although ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid.  If that happens, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued. The price at which the Fund’s securities may be sold and the value of the Fund’s Shares may be adversely affected if trading markets for ADRs, GDRs and EDRs are limited or absent or if bid/ask spreads are wide.

Market Trading Risk

Market trading risk applies only to investors who will buy and sell Shares of the Fund in secondary market transactions on the NYSE Arca, Inc. (the “Exchange”) through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell “Creation Units” directly from and to the Fund.

Lack of Market Liquidity Risk

Trading of Shares of the Fund on the Exchange or another national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV. Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. This principal risk applies only to investors who will buy and sell Shares of the Fund in secondary market transactions on the Exchange through brokers and does not apply to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to the Fund.

Premium/Discount Risk

It is expected that the Shares of the Fund will remain listed for trading on the Exchange and will be bought and sold in the secondary market at market prices. The market price of Fund Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Fund Shares are most likely to trade at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which is when you may most want to sell your Shares. If the Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per Share value of the Fund’s published basket of portfolio securities (i.e., the “approximate value”), which could result in the market prices for Shares deviating from NAV.  Management believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Non-Correlation Risk

The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. The Fund may not be fully invested at times, in which case holding cash balances may prevent it from replicating its Underlying Index. If the Fund utilizes a representative sampling approach, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the stocks in its Underlying Index with the same weightings as its

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Underlying Index.  If the Fund fair values portfolio securities when calculating its NAV, the Fund’s return may vary from the return of its Underlying Index to the extent the Underlying Index reflects stale pricing.

Small and Medium Capitalization Stock Risk

Small and medium capitalization stock risk is associated with investments in small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares). The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Securities of small and medium capitalization companies may pay no, or only small, dividends.  Investments in equity securities issued by small and medium capitalization companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Increased Volatility Risk

Increased volatility risk is associated with increased volatility in the price of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares). The announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease. To the extent that an index or benchmark’s methodology is rules-based and transparent, any price increase or decrease generally would be expected to be smaller than the increase or decrease resulting from a change to a non-transparent index or benchmark (because the transparency of the index or benchmark likely would provide the market with more notice of such change). Because it is impossible to predict when and how market participants will react to announced changes in the constituent securities of the Fund’s Benchmark Index (and its Underlying Index), the Fund cannot predict when and how these changes will impact the market price and NAV of the Fund.

Portfolio Turnover Risk

Because the Fund is reconstituted quarterly, the Fund is expected to experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The Fund may experience a higher rate of portfolio turnover to the extent active market trading of Fund Shares causes more frequent creation or redemption activities and such creation and redemption activities are not conducted in-kind. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Securities Lending Risk

Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all and the securities lending agent fails to fulfill its guarantee to the Fund against that risk. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Portfolio Holdings Information

Information about the Fund’s portfolio holdings is available at www.revenueshares.com. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) of RevenueShares ETF Trust (the “Trust”).

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Management of the Fund

The Investment Adviser and Sub-Adviser

VTL, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to the Fund. As investment adviser, VTL has overall responsibility for the general management and administration of the Trust and provides an investment program for the Fund. VTL also supervises the sub-adviser’s day-to-day management of the Fund. VTL also provides discretionary separate account management services to institutional clients as well as investment consulting services. As of June 30, 2014, VTL had approximately $1.4 billion in assets under discretionary management.

IMS, a wholly owned subsidiary of VTL, serves as sub-adviser to the Fund pursuant to a sub-advisory agreement with VTL (the “Sub-Advisory Agreement”). IMS was established in 2009 and is located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. IMS is compensated for its services from the management fees paid to VTL by the Trust. IMS is responsible for the day-to-day trading, reconstitutions and cash management of the Fund’s assets. As of June 30, 2014, IMS had approximately $2.3 billion in assets under discretionary management.

VTL’s contractual management fee for the Fund is 0.70%. VTL entered into a written fee waiver and expense reimbursement agreement with the Fund to waive portions of its contractual management fee in order to help lower the Fund’s expense ratio.

VTL has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.70% of average daily net assets. This agreement will remain in effect and will be contractually binding through November 25, 2015. Under this agreement, VTL retains the right to seek reimbursement from the Fund of fees previously waived or expenses previously reimbursed to the extent such fees were waived or expenses were reimbursed within three years of such reimbursement, provided such reimbursement does not cause the Fund to exceed any applicable fee waiver and expense reimbursement agreement that was in place at the time the fees were waived or expenses were reimbursed.  VTL, from its own resources, including profits from advisory fees received from the Fund, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Fund’s Shares.

The Fund is responsible for all of its expenses, including: the investment advisory fees (except for sub-advisory fees, which are paid by VTL as described above); costs of transfer agency, custody, fund administration, legal, audit and other services; interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions; Rule 12b-1 fees (if any); and extraordinary expenses (including merger-related expenses, if any).

VTL makes certain “revenue sharing” payments out of its own profits in order to support the distribution of the Fund’s Shares. VTL pays, at its own expense, Foreside Fund Services, LLC (“Foreside” or the “Distributor”) a fee for certain distribution-related services. The Distributor does not sell Fund Shares directly to the retail public through the Exchange.

A discussion regarding the basis for the Board of Trustees’ annual approval of the investment advisory agreement between the Trust and VTL and the sub-advisory agreement between VTL and IMS will be available in the Fund’s next report to shareholders.

The Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is responsible for the overall supervision of the investment management program of the Fund. This includes: supervising the consistency of portfolio security weighting allocations as compared to the Fund’s Underlying Index; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; and monitoring corporate developments in constituent securities to ensure that reconstitutions of the Fund are done consistent with the predetermined process described below in “The Underlying Index.” Mr. Vincent Lowry is the Chief Executive Officer of VTL and has been with VTL since founding it in 2004. Prior to that, Mr. Vincent Lowry was an investment consultant with a major financial institution for more than eighteen years.

Michael J. Gompers, Justin V. Lowry and Sean P. Reichert are responsible for the investment decisions for the Fund.  Mr. Gompers has been the Chief Executive Officer of IMS since its founding in 2009.  Prior to joining IMS, Mr. Gompers was an accountant with Gompers & Associates, PLLC in Wheeling, West Virginia.  Mr. Gompers earned his B.S. Degree in Accounting from St. Joseph’s University and also his MBA in Accounting from St. Joseph’s University.

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Mr. Justin Lowry joined IMS in 2009 when it was founded and is a Portfolio Manager.  Mr. Justin Lowry graduated with a B.S. in Business Management from St. Joseph’s University.

Mr. Reichert joined IMS in 2009 when it was founded and is a Portfolio Manager.  Prior to joining IMS, Mr. Reichert worked in the Public Finance department at Janney Montgomery Scott, a mid-sized regional investment bank.  Mr. Reichert graduated with a B.S. in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania.  He is currently a Chartered Financial Analyst (“CFA”) candidate.

The Trust’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Shares in the Fund.

The Underlying Index

The Underlying Index is constructed using an alternative revenue-weighted approach that contains a subset of the securities of the Benchmark Index. The Fund is licensed, free of charge, to use the Underlying Index. Standard & Poor’s® serves as the index provider and is responsible for compiling, sponsoring and maintaining the Underlying Index.  Standard & Poor’s® is not affiliated with the Fund, VTL or IMS.  To learn more about Standard & Poor’s®, please visit www.spdji.com.

The Underlying Index is constructed by identifying the top five developed market (including the United States) and top five emerging market countries represented in the Benchmark Index with the highest GDP growth (as measured by the 1-year trailing GDP growth rates as of the most recent two quarters).  Each country will represent 10% of the Underlying Index.  Once those ten countries are identified, the top ten securities in the Benchmark Index from each of those countries are identified according to revenue earned by the companies.  Those securities are then re-weighted according to the revenue earned by the companies.

The RevenueShares methodology weights each constituent member of the Underlying Index using each constituent security’s 1-year trailing revenue as of the previous quarter as the numerator, and the cumulative revenues of all companies in the Underlying Index as the denominator, subject to certain asset diversification requirements implemented on the last day of each calendar quarter, as necessary, to allow the Fund to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). No single constituent security of the Underlying Index may have a weighting greater than 5%.  Accelerating revenues will only lead to higher weightings when a constituent company’s revenue represents a greater percentage of the total revenues of all companies in the index.

The securities in the Underlying Index are reconstituted quarterly by Standard & Poor’s® using a rules-based methodology based on the constituent countries’ GDP growth and revenues as of the previous quarter and, as necessary, to satisfy asset diversification requirements. In addition, the Underlying Index is reconstituted quarterly based on revenues as of the previous quarter. Outside of these quarterly reconstitutions, and any rebalancings to meet asset diversification requirements, the Underlying Index will be reconstituted by Standard & Poor’s® only when: (1) a security in the Benchmark Index that is a constituent of the Underlying Index is altered due to corporate actions; or (2) when securities that are constituents of the Underlying Index are deleted from the Benchmark Index. These reconstitutions may be as frequently as daily and will likely occur at least quarterly.

Typical examples of corporate actions include those associated with price adjustments. When these corporate actions take place, prices are adjusted at the opening of trading by the applicable stock exchange. For example, when a company declares a dividend, the price of the stock opens on the ex-dividend date at a price below the prior day’s close to reflect the payment of the dividend to record shareholders, which affects capitalization. For each such price adjustment, the proportion of a stock’s representation in the Underlying Index will be adjusted to return the stock to its pre-adjusted weightings. Dividends of constituent securities will be deemed to have been reinvested pro rata by company weighting in the Underlying Index. Similarly, rights offerings will be deemed to have been sold for cash and reinvested pro rata by company weighting in the Underlying Index. Another example of a corporate action is a stock split. A stock split reflects an increase in a company’s outstanding shares, but will not affect the company’s weighting in the Underlying Index. For example, in a 2:1 stock split, the number of shares of that particular stock in the Underlying Index will be multiplied by 2 and price will be divided by 2. Another example of a corporate action is when a company is delisted from a stock exchange.

When a company that is a constituent of the Underlying Index is removed from the Benchmark Index between quarterly reconstitutions, the common denominator in the Underlying Index will not change until the next reconstitution.

The Trust’s website, www.revenueshares.com, describes the basic concept of the Underlying Index. Each business day, the website publishes, free of charge (or provides a link to another website that publishes free of charge), the Fund’s per share NAV, closing price and midpoint of the bid/ask spread as of the NAV calculation time, all as of the prior business day.

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Each trading day, the value of the Underlying Index will be updated intra-day on a real time basis as individual component securities change in price. These intra-day values will be disseminated every 15 seconds throughout the trading day by organizations authorized by Standard & Poor’s®. Once each trading day, these organizations will disseminate values for the Underlying Index, based on closing prices in the relevant exchange market.

In the unlikely event that the Underlying Index is discontinued or otherwise becomes permanently unavailable, the Fund may consider substituting a different index or taking such other action as the Board of Trustees deems advisable.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, is the administrator, custodian, transfer agent and securities lending agent for the Fund.

Distributor

Foreside is the principal underwriter and distributor of the Fund’s Shares. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc.

Other Service Providers

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer and Chief Compliance Officer as well as certain additional compliance support functions to the Fund. The Distributor and FCS are not affiliated with the investment adviser or sub-adviser or with BNY Mellon or its affiliates.

Shareholder Information

Additional shareholder information is available free of charge by calling toll free: 1-888-854-8181, or visiting the Fund’s website at www.revenueshares.com.

Buying and Selling Shares

The Shares will be issued or redeemed by the Fund at NAV per share only in Creation Unit size. Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares. See also “Creations, Redemptions and Transaction Fees” below.

Shares of the Fund will also be listed for trading in the secondary market on the Exchange, and most investors will buy and sell Shares of the Fund in secondary market transactions on the Exchange through brokers. Purchases and sales of Fund Shares in quantities smaller than Creation Unit sizes may only be traded on the Exchange and may not be directly purchased from, or redeemed by, the Fund. Fund Shares can be bought and sold on the Exchange throughout the trading day like other publicly traded shares. There is no minimum investment.

Share prices are reported in dollars and cents per Share. Although Fund Shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-share price differential. When buying or selling Shares through a broker in a secondary market exchange transaction, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC serves as the securities depository for all Shares, and DTC or its nominee is the record owner of all outstanding Shares of the Fund. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a record owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

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Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the “approximate value” of Shares of the Fund every 15 seconds. The “approximate value” that is calculated by the Exchange will be based on the value of assets in the portfolio minus a budgeted liability amount and divided by the number of outstanding Shares. This “approximate value” is not related to the price that Shares are trading on the Exchange and is different from the NAV. The “approximate value” should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the “approximate value” may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the “approximate value”, (iii) unlike the calculation of NAV, the “approximate value” does not take into account Fund expenses, and (iv) the “approximate value” is based on the published basket of portfolio securities and not on the Fund’s actual holdings.  The “approximate value” calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the “approximate value” and the market price of the Fund’s Shares. The Fund, VTL, IMS and their affiliates are not involved in, or responsible for, the calculation or dissemination of the “approximate value” and the Fund, VTL, IMS and their affiliates do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV per Share for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund’s shareholders and (b) it is likely that any attempts to market time the Fund by shareholders would result in no negative impact to the Fund or its shareholders.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an Authorized Participant Agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Purchase

Each day, prior to the opening of trading, the Fund will designate through the National Securities Clearing Corporation (“NSCC”), the names and number of shares of each security to be included in that day’s basket of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund’s Benchmark Index (“Deposit Securities”). In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of Deposit Securities and generally make a small cash payment referred to as the “Cash Component.” The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the deposit securities.

Orders must be placed in proper form by or through an “Authorized Participant” that is either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of DTC (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Fund. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A “custom order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any deposit security; for example, when a security may not be available in sufficient quantity for delivery or when a security may not be eligible for trading by such Authorized Participant or the investor for which it is acting. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI.

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A fixed creation transaction fee (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to custom order transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units through a custom order. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See also “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock that would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. Such legal restrictions would include, but would not be limited to, restrictions due to affiliated relationships, investment guidelines governing institutional investors or where the investor is an investment banking firm or broker-dealer restricted from holding shares of a company whose securities it recently underwrote. These transactions would be considered custom orders since they involve the substitution of cash in lieu of securities, and purchasers may be subject to a transaction fee of up to four times the standard Creation Transaction Fee. For more details, see the “Creation and Redemption of Creation Unit Aggregations” section in the SAI.

Redemption

The Fund’s custodian makes available immediately prior to the opening of business of the Exchange each day, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, the redeeming shareholder will be required to arrange for a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes. For more details, see the “Creation and Redemption of Creation Unit Aggregations” section in the Trust’s SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process (through a DTC Participant) or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request. See also “Creation and Redemption of Creation Unit Aggregations” in the Trust’s SAI.

Dividends, Distributions and Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

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•	You purchase or redeem Creation Units.

Dividends and Distributions

Dividends and Distributions. The Fund intends to elect and qualify to be treated each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend.” At the time you purchase your Fund Shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Fund Distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the

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difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Foreign Tax Credits. If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.  An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by a fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired for taxable years of a fund that begin on or after January 1, 2014.  It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Premium/Discount Information

NAV is the price per share at which a Fund issues and redeems Shares, and is calculated as described in the section of this Prospectus entitled “Net Asset Value.” The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the Fund is listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund’s Market Price is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund’s Market Price is trading below the reported NAV, expressed as a percentage of the NAV.

Information showing the differences between the per share NAV of the Fund and the daily market prices on secondary markets for Shares of the Fund will be available by visiting the Fund’s website at www.revenueshares.com.

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Other Information

Distribution Plan

Foreside serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Fund; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor, or a dealer agreement with a broker-dealer.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value

The trading price of the Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

BNY Mellon calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern time) every day the New York Stock Exchange is open (“Business Day”). NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Generally, common stocks and other equity securities (ADRs, GDRs, EDRs and Global Shares) are valued at the last sales price that day or, in the case of the NASDAQ, at the NASDAQ official closing price.

When price quotes are not readily available or are deemed unreliable, securities will be valued at fair value pursuant to procedures established by the Board of Trustees.  In addition, fair valuation may be necessary where there are no securities trading in a particular country or countries on a Business Day. The Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which the Fund’s NAV is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security will be materially different than the value that could be realized upon the sale of that security.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar deemed appropriate by the Fund.  Use of a rate different from the rate used by the Underlying Index may adversely affect the Fund’s ability to track the Underlying Index.

Additional Notices

Other Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in Shares of the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust (the “Order”), including that such registered investment companies enter into a participation agreement with the Trust.

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Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable federal securities laws. Because new Shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as that term is used in the Securities Act of 1933, as amended (the “Securities Act”), may be occurring. Any individuals considered to be statutory underwriters with regard to a distribution are subject to prospectus delivery and liability provisions of the Securities Act. Therefore, broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, may result in their being deemed participants in a distribution in a manner that could render such broker-dealers or other persons statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether a person is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transactions) are generally required to deliver a prospectus. This is because the current prospectus delivery exemption in the Securities Act does not apply to these transactions. However, subject to the terms and conditions of the Order, the Trust has received an exemption from the prospectus delivery obligation in ordinary secondary market transactions, on the condition that purchasers are provided with a product description of the Shares. This exemption only exempts dealers from the prospectus delivery requirement with respect to ordinary secondary market transactions on the Exchange and does not exempt dealers from the prospectus delivery requirement where a dealer’s activities would render the dealer a statutory underwriter. Certain other requirements must also be satisfied with regard to delivery of prospectuses to exchange members in transactions on a national securities exchange. For more information, see “Exchange Listing and Trading/Continuous Offering” in the Trust’s SAI.

Counsel and Independent Registered Public Accounting Firm

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust.

BBD, LLP, 1835 Market Street Suite, 26th floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm of the Trust. BBD, LLP audits the Fund’s financial statements and performs other related tax and audit services.

Financial Highlights

No financial information is presented for the Fund because it had not yet commenced operations prior to the date of this Prospectus.

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If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this Prospectus).

You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 1-888-854-8181. The SAI and shareholder reports are also available on the Fund’s website, www.revenueshares.com.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Fund:

•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

•	Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

Distributor

Foreside Fund Services, LLC
http://www.foreside.com

RevenueShares ETF Trust

RevenueShares Global Growth Fund

Prospectus

Dated November 26, 2014

RevenueShares ETF Trust

Investment Company Act File No. 811-21993

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RevenueShares ETF Trust

Statement of Additional Information

Dated November 26, 2014

RevenueShares ETF Trust (the “Trust”) is an open-end management investment company that currently offers shares in seventeen separate and distinct series, representing separate portfolios of investments. This Statement of Additional Information (“SAI”) relates solely to the following portfolio (the “Fund”):

	Cusip	NYSE Arca, Inc.
RevenueShares Global Growth Fund	761396878	RGRO
VTL Associates, LLC (“VTL” or “Management”) serves as the investment adviser to the Fund. Index Management Solutions, LLC (“IMS”), a wholly owned subsidiary of VTL, serves as sub-adviser to the Fund.

This SAI is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus, dated November 26, 2014. A copy of the Prospectus may be obtained by calling the Trust directly at 1-888-854-8181 or visiting the Fund’s website at www.revenueshares.com.  The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

Not FDIC Insured. May lose value. No bank guarantee.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on December 15, 2006. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently offers shares (“Shares”) of four separate diversified series and thirteen separate non-diversified series representing separate portfolios of investments.  This SAI relates solely to the RevenueShares Global Growth Fund, which is diversified.

The Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for (1) a portfolio of equity securities constituting a substantial replication, or representation, of the stocks included in the Fund’s benchmark index (“Deposit Securities”) and (2) a cash payment referred to as the “Cash Component.”

The Fund’s Shares are listed on the NYSE Arca, Inc. (“NYSE Arca”), and trade at market prices. The market price for the Fund’s Shares may be different from its NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares or more. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares.  Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of such full cash creations or redemptions, the transaction fees imposed will be four times the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the value of the underlying index on which the Fund is based is no longer calculated or available, (iii) the “approximate value” of the Fund, as described in “Fund Share Trading Prices” of the Prospectus, is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the NYSE Arca, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of the Fund in secondary market transactions through brokers on the NYSE Arca and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Continuous Offering

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to these requirements. For more detailed information see “Continuous Offering”

in the Prospectus. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act of 1933, as amended (the “Securities Act”), a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT STRATEGIES

In addition to the fundamental investment restrictions described below under “Investment Restrictions,” and the principal investment policies described in the Fund’s Prospectus, the Fund is subject to the following investment strategies, which are considered nonfundamental and may be changed by the Board of Trustees without shareholder approval. The Fund may not invest at all times in all of the types of securities and financial instruments that are listed.

Depositary Receipts

American Depositary Receipts (“ADRs”) are negotiable U.S. securities that generally represent a non-U.S. company’s publicly traded equity. ADRs are publicly available to U.S. investors on U.S. stock exchanges. ADRs are treated in the same manner as other U.S. securities for clearance, settlement, transfer, and ownership purposes. ADRs can also represent debt securities or preferred stock.

An ADR is a negotiable U.S. security that generally represents a foreign company’s publicly traded equity or debt. ADRs are created when a broker purchases a non-U.S. company’s shares on its home stock market and delivers the shares to the depositary’s local custodian bank, and then instructs the depositary bank to issue depositary receipts. In addition, ADRs may also be purchased and sold in the U.S. secondary trading market, and may trade freely just like any other security on a stock exchange.

ADRs facilitate U.S. investor purchases of non-U.S. securities and allow non-U.S. companies to have their stock trade in the United States. ADRs permit U.S. investors to access the potential benefits of global diversification, while helping avoid the challenges presented when investing directly in local trading markets. These obstacles can include inefficient trade settlements, uncertain custody services and costly currency conversions. ADRs can help overcome many of the inherent operational and custodial hurdles of international investing. ADRs are also used to facilitate cross-border trading and to raise capital in global equity offerings or for mergers and acquisitions to U.S. and non-U.S. investors.

Currently, there are over 2,250 ADR programs for companies from over 70 countries. The establishment of an ADR program offers numerous advantages to non-U.S. companies. The primary reasons to establish an ADR program can be divided into two broad considerations: capital and commercial.

Advantages may include:

•	Expanded market share through broadened and more diversified investor exposure with potentially greater liquidity, which may increase or stabilize the share price.

•	Enhanced visibility and image for the company’s products, services and financial instruments in a marketplace outside its home country.

•	Flexible mechanism for raising capital and a vehicle or currency for mergers and acquisitions.

•	Enables employees of U.S. subsidiaries of non-U.S. companies to invest more easily in the parent company.

Increasingly, investors aim to diversify their portfolios internationally. However, obstacles such as undependable settlements, costly currency conversions, unreliable custody services, poor information flow, unfamiliar market practices, confusing tax conventions and internal investment policy may discourage institutions and private investors from venturing outside their local market. Many investors utilize ADRs as a means to diversify their portfolios globally. They may utilize ADRs because of the convenience, enhanced liquidity and cost effectiveness that ADRs offer compared to purchasing and safekeeping ordinary shares in the underlying issuer’s home country.

Other ADR advantages may include:

•	Quotation in U.S. dollars and payment of dividends or interest in U.S. dollars.

•
Diversification without many of the obstacles that exchange traded funds (“ETFs”), mutual funds, pension funds and other institutions may have in purchasing and holding securities outside of their local market.

•	Elimination of global custodian safekeeping charges.

•	Familiar trade, clearance and settlement procedures.

•	Competitive U.S. dollar/foreign exchange rate conversions for dividends and other cash distributions.

•	Ability to acquire the underlying securities directly upon cancellation.

ADR facilities may be unsponsored and sponsored. Unsponsored ADRs are issued by one or more depositaries in response to market demand, but without a formal agreement with the company. Sponsored ADRs may be issued in different levels, available in various trading markets, and are issued by one depositary appointed by the company under a deposit agreement or service contract. Sponsored ADRs offer control over the facility and the ability to raise capital. Available information concerning the issuers may not be as current for unsponsored depositary receipts as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

Companies that wish to list their ADRs on a U.S. stock exchange (the National Association of Securities Dealers Automated Quotations (“NASDAQ”), NYSE MKT or New York Stock Exchange (“NYSE”)), raise capital or make an acquisition using securities, use Sponsored Level II or Sponsored Level III Depositary Receipts. Level II and Level III Depositary Receipt programs require SEC registration and adherence to applicable requirements for U.S. GAAP. These types of ADRs can also be listed on some exchanges outside the United States. Level II Depositary Receipts are exchange-listed securities but do not involve raising new capital. Level III programs typically generate the most U.S. investor interest because capital is being raised. Generally, companies that choose either a Level II or Level III program will attract a significant number of U.S. investors.

An ADR is issued by a U.S. depositary bank when the underlying ordinary shares are deposited in the depositary bank’s local custodian bank in the company’s home market. The underlying ordinary shares are usually deposited by a broker who has purchased the underlying ordinary shares in the open market through its international offices or through a local broker in the company’s home market. On the same day that the shares are delivered to the local custodian bank, the local custodian notifies the U.S. depositary bank. After notification, ADRs are issued and delivered to the initiating broker, who then delivers the ADRs evidencing the local underlying shares to purchasing investors.

Alternatively, when a non-U.S. company completes an offering of new shares, part of which will be sold as ADRs in the U.S. or international market, the company will deliver the shares to the depositary bank’s local custodian at the time of the closing. The depositary bank will then issue the corresponding ADRs and deliver them to the members of the underwriting syndicate. With this pool of ADRs, a regular trading market commences where ADRs can then be issued, transferred or canceled.

Once ADRs are issued, they are tradable on a national stock exchange in the United States upon compliance with SEC regulations. Like other U.S. securities, they can be freely sold to other investors. ADRs may be sold to subsequent U.S. investors by simply transferring them from the existing ADR holder (seller) to another ADR holder (buyer); this is known as an intra-market transaction. An intra-market transaction is settled in the same manner as any other U.S. security purchase: in U.S. dollars on the third business day after the trade date and typically through The Depository Trust Company (“DTC”). Intra-market trading accounts for approximately 95 percent of all Depositary Receipt trading in the market today. Accordingly, the most important role of a depositary bank is that of Stock Transfer Agent and Registrar. It is therefore critical that the depositary bank maintain sophisticated stock transfer systems and operating capabilities.

When investors want to sell their ADRs, they notify their broker. The broker can either sell the ADR to another U.S. investor in the U.S. market through an intra-market transaction or sell the shares outside of the U.S., typically into the home market through a cross-border transaction. In cross-border transactions, brokers, either through their international offices or through a local broker in the company’s home market, will sell the shares back into the home market. To settle the trade, the U.S. broker will surrender the ADR to the depositary bank with instructions to deliver the shares to the buyer in the home market. The depositary bank will cancel the ADR and instruct the custodian to release the underlying shares and deliver them to the local broker who purchased the shares. The broker will arrange for the foreign currency to be converted into U.S. dollars for payment to the ADR holder. Additionally, the ADR holder would be able to request delivery of the actual shares at any time.

Once ADRs are issued and there are an adequate number of ADRs outstanding in the U.S. market (usually three percent to six percent of the company’s shares in ADR form), a true intra-market trading market emerges. Until this market develops, the majority of ADR purchases result in ADR issuances upon the deposit of shares. When executing an ADR trade, brokers seek to obtain the best price by comparing the ADR price in U.S. dollars to the dollar equivalent price of the actual shares in the home market. Brokers will buy or sell in the market that offers them the best price, and they can do so in three ways: by issuing a new ADR, transferring an existing ADR or canceling an ADR. The broker may also be holding an inventory of ordinary shares, in which case the local trading price is irrelevant. The continuous buying and selling of ADRs in either market tends to keep the price differential between the local and U.S. markets to a minimum. As a result, about 95 percent of ADR trading is done in the form of intra-market trading and does not involve the issuance or cancellation of an ADR.

The ADR certificate states the responsibilities of the depositary bank with respect to actions such as payment of dividends, voting at shareholder meetings, and handling of rights offerings.

The Fund may also invest in Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation.  Generally, EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities (see “Foreign Securities Risk”).

Foreign Securities Risk

An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Many developed market countries have recently experienced significant economic pressures. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Spending on health, health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result an increase in demand for or price fluctuations of certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of the Fund’s investments.

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. The less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Cash and Short-Term Investments

The Fund may invest a portion of its assets, for cash management purposes, in short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies.

The Fund may invest a portion of its assets in shares issued by money market mutual funds for cash management purposes. The Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.  Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of the Fund’s portfolio securities. There is also a risk that the Fund may not be able to recall securities while they are on loan in time to vote proxies related to those securities.

Borrowing

Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Repurchase Agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

To the extent that repurchase agreements are considered to be loans, the Fund will not invest in repurchase agreements if, together with any other loans, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

Futures

The Fund may enter into futures contracts, although it does not currently do so. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The Fund will not invest more than 20% of its net assets in futures contracts.

When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.” This amount is maintained either with the futures commission merchant or in a segregated account at the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The Fund also may effect futures transactions through futures commission merchants that are affiliated with VTL, IMS or the Fund in accordance with procedures adopted by the Board. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Investment Company Securities

Securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply, and the Fund may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations. As a shareholder of another investment company, the Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Segregated Assets

When engaging in transactions that could be deemed to create a “senior security” under Section 18 of the 1940 Act, as interpreted by the SEC and its staff, the Fund will cause its administrator or custodian to earmark cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. Any such assets and securities designated by the custodian on its records are referred to in this SAI as “Segregated Assets.” Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

Asset Diversification Rebalancing

In order to ensure that the Fund qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the RevenueShares Global Growth IndexTM (the “Underlying Index”) is subject to the following asset diversification requirements: (i) the weighted value of any single constituent security measured on the last day of a calendar quarter may not exceed 24.99% of the total value of the Underlying Index; and (ii) with respect to 50% of the total value of the Underlying Index, the weighted value of the constituent securities must be diversified so that no single constituent security measured on the last day of a calendar quarter represents more than 4.99% of the total value of the Underlying Index or more than 9.99% of the outstanding voting securities of its issuer.

Rebalancing the Underlying Index to meet asset diversification requirements will be the responsibility of the Fund’s index provider, Standard and Poors®. If shortly prior to the last business day of any calendar quarter (a “Quarterly Qualification Date”), a constituent security (or two or more constituent securities) approaches the maximum allowable value limits set forth above (the “Asset Diversification Limits”), the percentage that such constituent security (or constituent securities) represents in the Underlying Index will be reduced and the weighted value of such constituent security (or constituent securities) will be redistributed across the constituent securities that do not closely approach the Asset Diversification Limits in accordance with the following methodology:

First, each constituent security that exceeds 24% of the total value of the Underlying Index will be reduced to 23% of the total value of the Underlying Index and the aggregate amount by which all constituent securities exceed 24% will be redistributed equally across the remaining constituent securities that represent less than 23% of the total value of the Underlying Index. If as a result of this redistribution, another constituent security then exceeds 24%, the redistribution will be repeated as necessary.

Second, with respect to the 50% of the value of the Underlying Index accounted for by the lowest weighted constituent securities, each constituent security that exceeds 4.8% of the total value of the Underlying Index will be reduced to 4.6% and the aggregate amount by which all constituent securities exceed 4.8% will be distributed equally across all remaining constituent securities that represent less than 4.6% of the total value of the Underlying Index. If as a result of this redistribution another constituent security that did not previously exceed 4.8% of the Underlying Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Underlying Index is accounted for by constituent securities representing no more than 4.8% of the total value of the Underlying Index.

Third, with respect to the 50% of the value of the Underlying Index accounted for by the lowest weighted constituent securities, each constituent security that exceeds 9.8% of the outstanding voting securities of its issuer will be reduced to 9.6% and the aggregate amount by which all constituent securities exceed 9.8% will be distributed equally across all remaining constituent securities that represent less than 9.6% of the outstanding voting securities of their issuers. If as a result of this redistribution another constituent security that did not previously exceed 9.8% of the outstanding voting securities of its issuer then exceeds 9.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Underlying Index is accounted for by constituent securities representing no more than 9.8% of the outstanding voting securities of their issuers.

If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to ensure that the Underlying Index and the Fund conform to the requirements for qualification as a regulated investment company under the Internal Revenue Code.

In addition, the Underlying Index is subject to a cap of 5% on any one component security’s weighting. If shortly prior to the last business day of any calendar quarter, a constituent security (or two or more constituent securities) approaches the 5% limit, the percentage that such constituent security (or constituent securities) represents in the Underlying Index will be reduced and the weighted value of such constituent security (or constituent securities) will be redistributed across the constituent securities that do not closely approach the 5% limit in accordance with the same general methodology that is used for asset diversification purposes, as described above.

Cybersecurity Risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund’s total assets will not be considered a violation. The Fund may not:

(i)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(ii)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(iii)
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(iv)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(v)
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

(vi)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(vii)
Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund may invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Fund’s corresponding index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Fund’s corresponding index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Fund.

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with VTL and/or IMS, are listed below. The address of each Trustee of the Trust is One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103.

Board Leadership Structure

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Fund. To help facilitate the discharge of its managerial duties, the Board has established a Nominating Committee and an Audit Committee, as discussed in more detail under “Board Committees” below.

The Board is composed of six Trustees, four of whom are independent. The Chairman of the Board, Vincent T. Lowry, is an “interested person” (as that term is defined in the 1940 Act). The Chairman presides over Board meetings and approves agendas for the Board meetings in consultation with counsel to the Fund and the Independent Trustees, and the Trust’s various other service providers. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to designate a lead Independent Trustee at this time, although it will revisit this determination regularly.

The Board has determined that this leadership structure is appropriate given the size, function and nature of the Trust, as well as the Board’s oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.

Independent Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James C. McAuliffe Year of Birth: 1951	Trustee	Since 2006	Retired. Police Captain from 1971 to 2004.	17	Director, Officer Daniel Boyle Scholarship Fund, from 1992 to present.
Christian W. Myers, III(3) Year of Birth: 1952	Trustee	Since 2006	Firefighter from 1976 to present.	17	None
John J. Kolodziej(3) Year of Birth: 1956	Trustee	Since 2007	Controller, Martins Run LifeCare Community, from October 2013 to present; Chief Financial Officer, Cadbury Senior Services, from December 2011 to August 2012; Controller, Diagnostic Imaging Inc., from August 2010 to November 2011; Director of Finance, St. Francis Medical Center, from 2002 to 2009.	17	None
John A. Reilly Year of Birth: 1931	Trustee	Since 2010	Retired. Firefighter from 1956 to 1988.	17	Trustee, Philadelphia Board of Pensions, from 1976 to 2012; Member of the Executive Board of National Conference on Public Employee Retirement Systems (NCPERS), from 1990 to present.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Vincent T. Lowry(4) Year of Birth: 1951	Chairman and Trustee; President	Since 2006	Chief Executive Officer and Chief Investment Officer, VTL, from 2004 to present; Managing Director, Smith Barney, Inc., from 1984 to 2004	17	None
Daniel J. Ledva(5) Year of Birth: 1972	Trustee	Since September 2011	Senior Managing Director, Co-Founder and Principal, Kelson Group, from 2010 to present; Director, Marwood Group, from 2002 to 2010.	17	Trustee, Dr. Gene A. Carpenter Foundation, from 2008 to present.

(1)	Each Trustee holds office for an indefinite term.
(2)	The “Fund Complex” consists of the Trust, which consists of 17 funds.
(3)	Mr. Christian W. Myers, III and Mr. John J. Kolodziej are brothers-in-law.
(4)	Mr. Lowry is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his relationship with VTL, the Fund’s investment adviser.
(5)
Mr. Ledva is deemed to be an “interested person” of the Trust as defined in the 1940 Act because of the material business relationships that the Kelson Group and its affiliated broker-dealer, Kelson Capital LLC, have with VTL and/or the Trust.

Officers

The officers of the Trust not named above are:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael J. Gompers One Commerce 2005 Market Street Suite 2020 Philadelphia, PA 19103 Year of Birth: 1981	Treasurer	Since March 2012
Chief Operating Officer, VTL, from March 2007 to present; Chief Executive Officer and Chief Compliance Officer, IMS, from December 2009 to present; Analyst, VTL, from July 2005 - March 2007; Accountant, Gompers & Associates, PLLC from January 2005 to July 2005.

Patrick J. Keniston(2) Three Canal Plaza, Suite 100 Portland, Maine 04101 Year of Birth: 1964	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	2009 to 2012; Since June 2014	Managing Director, Foreside Compliance Services, LLC, from October 2008 to present.

Jennifer L. Fox One Commerce Square 2005 Market Street Suite 2020 Philadelphia, PA 19103 Year of Birth: 1972	Secretary	Since February, 2014	Technical Analyst, VTL, from 2004 to present.

(1)	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
(2)
The Fund’s CCO may also serve as an officer of other unaffiliated mutual funds, closed-end funds and ETFs for which Foreside Fund Services, LLC, the Funds’ distributor (“Foreside” or the “Distributor”), or its affiliates, act as distributor or service provider.

Share Ownership

Listed in the table below for each Trustee is the dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2013.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Components Overseen by Trustee in Family of Investment Components
James C. McAuliffe	None	None	None
Christian W. Myers, III	None	None	None
John J. Kolodziej	None	None	None
John A. Reilly	None	None	None
Vincent T. Lowry	None	None	Over $100,000
Daniel J. Ledva	None	None	None

As of December 31, 2013, the Independent Trustees and their immediate family members did not own any securities issued by VTL, the Distributor, IMS, or any company controlling, controlled by, or under common control with VTL, the Distributor or IMS.

Trustees’ Compensation

No officer or Trustee of the Trust who is also an officer or employee of VTL receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not an officer or employee of VTL $2,500 for each regular quarterly meeting attended and $250 for each special meeting attended.  In addition, the Chairman of the Audit Committee of the Trust receives a supplemental annual retainer of $2,500. The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings. The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended June 30, 2014:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees
James C. McAuliffe, Trustee	$10,250	None	$10, 250
Christian W. Myers, III, Trustee	$10, 250	None	$10, 250
John J. Kolodziej, Trustee	$12,750	None	$12,750
John A. Reilly, Trustee	$10,250	None	$10,250
Interested Trustees
Vincent T. Lowry, Chairman and Trustee	None	None	None
Daniel J. Ledva, Trustee*	$10,250	None	$10,250

*	Daniel J. Ledva is not an officer or employee of VTL and, therefore, is entitled to receive compensation from the Trust.

Trustee Qualifications

Information on the Trust’s officers and Trustees appears above, including business activities and employment of the Trustees during the past five years and beyond. In addition to personal qualities - such as integrity, trustworthiness, and responsibility - the role of an effective Trustee also requires the ability to exercise judgment and reach informed conclusions relevant to their duties and fiduciary obligations. As discussed below, the Board believes that each Trustee possesses these abilities. In addition, the Board also considered the following with respect to each Trustee in determining that he should serve as a Trustee of the Fund.

Mr. McAuliffe is a retired Police Captain from the Philadelphia Police Department. During his thirty-four year career, he administered over numerous commands, personnel and operating budgets of up to $6 million. Mr. McAuliffe has served as a Trustee since the inception of the series of the Trust and understands, and has historical knowledge of, the series’ objectives and operations.

Mr. Myers has served as a Trustee since the inception of the series of the Trust and understands, and has historical knowledge of, the series’ objectives and operations.

Mr. Kolodziej is the Controller for Martins Run LifeCare Community, from October 2013 to present. Mr. Kolodziej was the Chief Financial Officer for Cadbury Senior Services, a not-for-profit organization providing senior residential and continuing care services, from December 2011 to August 2012. Mr. Kolodziej also served as the Controller for Diagnostic Imaging Inc., a large radiology physician practice providing services in Pennsylvania and New Jersey, from August 2010 to November 2011. In addition, Mr. Kolodziej served as a Director of Finance for seven years for a hospital in central New Jersey, and as an internal audit professional for fifteen years for three health care and higher education entities. Mr. Kolodziej is a certified public accountant. Mr. Kolodziej has served as a Trustee since the inception of the series of the Trust and understands, and has historical knowledge of, the series’ objectives and operations.

Mr. Reilly is a retired Philadelphia firefighter, having been employed for more than thirty-two years with the department. From 1977 to 1980, he served as president of Local Union No. 22, International Association of Fire Fighters (IAFF). Mr. Reilly has experience in the pension industry. In particular, Mr. Reilly served as a Trustee for the Philadelphia Board of Pensions from 1976 to 2012, serving as a member of the Subcommittee on Investments from 1980 to 2012 and the Subcommittee on Deferred Compensation Plans from 1995 to 2012. In addition, Mr. Reilly has served as a member of the Executive Board of the National Conference on Public Employee Retirement Systems (NCPERS) since 1990, serving as Chairman of the By-Laws Committee and a member of the Budget and Audit Committees.

Mr. Lowry is Chief Executive Officer of VTL and previously served as a managing director for a global wealth management firm for two decades. Mr. Lowry has served as a Trustee since the inception of the series of the Trust and understands, and has historical knowledge of, the series’ objectives and operations.

Mr. Ledva is Senior Managing Director, Co-Founder and Principal of the Kelson Group, a boutique financial services firm and business development company. Previously, Mr. Ledva served as a Director in the Asset Management Group of the Marwood Group, a financial services and healthcare advisory firm. Mr. Ledva has experience in the financial industry. In particular, he has experience with strategic management, business development, due diligence, investments, broker-dealer operations and raising assets for hedge funds, private equity firms and traditional asset managers. Mr. Ledva is also a CFA Level II candidate. In addition, he serves as a Trustee of the Dr. Gene A. Carpenter Foundation and is a member of the Chartered Alternative Investment Analyst (CAIA) Association.

The Board therefore believes that the specific background of each Trustee, combined with his abilities and personal qualities, supports his service on the Board of Trustees. The Board will regularly re-assess its qualifications in their annual self-assessment.

Board Committees

The Board of Trustees has established two standing committees in connection with its governance of the Fund: the Audit Committee and Nominating Committee.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. John J. Kolodziej is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended June 30, 2014.

Nominating Committee. The Nominating Committee is composed of all of the Independent Trustees. James C. McAuliffe is the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to: (i) make recommendations and consider shareholder recommendations for nominations for Board members; and (ii) periodically review independent Board member compensation. The Nominating Committee did not meet during the fiscal year ended June 30, 2014.

While the Nominating Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating Committee may consider nominees recommended by Fund shareholders. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o VTL Associates, LLC, One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

Oversight of Risk

The Board regularly supervises the risk management and oversight of the Trust as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports from the Trust’s service providers. These reports address investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues.

The Board considers risk as part of its regular review of the activities of the adviser and sub-adviser with respect to the Trust, including risks related to the duties and responsibilities of the day-to-day portfolio managers and their compensation, as well as risks related to the technology and other facilities used to manage the Fund. The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including risks inherent in tracking the Underlying Index.

The Board receives regular compliance reports from Mr. Keniston, the Trust’s CCO, and meets regularly with Mr. Keniston to discuss compliance issues, including the alleviation of compliance-related risks. The Independent Trustees meet at least quarterly in executive session with the CCO, and, as required under SEC rules, the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws. The Fund’s administrator provides the Board with regular written reports that monitor valuation of securities.

In addition, the Audit Committee, which is composed of the Independent Trustees, monitors, among other things, the Trust’s internal controls, accounting and financial reporting policies. In addition, the Trust’s Audit Committee reviews valuation procedures and pricing results with the Trust’s auditors in connection with the Committee’s review of the results of the audit of the Trust’s year-end financial statements.

Notwithstanding these oversight efforts, the Board recognizes that not all risks are capable of identification, control, and/or mitigation.

Control Persons and Principal Holders of Securities

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund is presumed to control the Fund under the provisions of the 1940 Act. Note that a controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of the Fund. Any person who owns more than 25% may be deemed a controlling shareholder of the Fund. Because the Fund has not yet commenced operations as of the date of the SAI, no person owns 5% or more of the Shares of the Fund.

As of the date of this SAI, the Trust’s Trustees and officers collectively owned less than 1% of the outstanding Shares of the Trust (all series taken together).

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

Investment Adviser

VTL, a Pennsylvania limited liability company located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the investment adviser to the Fund. Vincent T. Lowry is the majority owner, Chairman and Managing Member of VTL. VTL is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.  As of June 30, 2014, assets under management at VTL were approximately $1.4 billion.

VTL provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement dated October 12, 2007, between the Trust and VTL, as amended (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Trust employs VTL generally to manage the investment and reinvestment of the assets of the Fund.

Pursuant to the Advisory Agreement, the Fund pays VTL a fee for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management.

VTL’s contractual management fee for the Fund is 0.70%.

VTL has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to prevent the Total Annual Fund Operating Expenses of the Fund (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.70% of average daily net assets. This agreement will remain in effect and will be contractually binding through November 25, 2015. If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period.  VTL, from its own resources, including profits from advisory fees received from the Fund, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Fund’s Shares.

VTL owns the methodology used by the Underlying Index as well as certain trademarks related to the Underlying Index. VTL licenses the use of the methodology and trademarks to the Fund at no cost.

Sub-Adviser

IMS, located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, serves as the sub-adviser for the Fund. IMS is a wholly owned subsidiary of VTL. IMS is responsible for facilitating the appropriate trading, reconstituting the portfolios and providing cash management services to the Fund. As of June 30, 2014, assets under management at IMS were approximately $2.3 billion. VTL pays IMS for providing sub-advisory services for the Fund at an annual rate, subject to certain minimum amounts, of 0.055% of the Fund’s average daily net assets.

Portfolio Managers

Compensation of Portfolio Managers and Other Accounts Managed.

For his services as a portfolio manager of the Fund and other accounts, Mr. Vincent T. Lowry receives an annual salary from VTL. Set forth below is information regarding the other accounts for which Mr. Vincent Lowry has day-to-day portfolio management responsibilities, as of September 30, 2014. In addition to the series of the Trust, Mr. Vincent Lowry manages:

	Total Accounts		Accounts with Performance Fees
				Assets
Other Accounts	Number	Assets (millions)	Number	(millions)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 583.6	0	$ 0

IMS manages global quantitative-based investment strategies. IMS is a wholly owned subsidiary of VTL.

Compensation. The primary objectives of the IMS compensation plans for investment professionals are to:

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of IMS

•	Motivate and reward strong business/investment performance

•	Create an ownership mentality for all plan participants

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an animal review, upon assumption of new duties, or when a market adjustment of the position occurs. All bonus awards are based initially on IMS financial performance.

All key staff of IMS is eligible to participate in the Index Management Solutions Deferred Compensation Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility, hi addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a five-year vesting period. The value of the award increases during the vesting period based upon the growth in IMS income.

IMS portfolio managers responsible for managing Fund are paid by IMS and not by the Fund. The same methodology described above is used to determine portfolio manager compensation with respect to the management of the Fund and other accounts. Fund portfolio managers are also eligible for the standard 40lk retirement benefits and health and welfare benefits available to all IMS employees.

Set forth below is information regarding the other accounts for which Messrs. Michael J. Gompers, Justin V. Lowry, and Sean P. Reichert and have day-to-day portfolio management responsibilities, as of September 30, 2014. In addition to the series of the Trust, Messrs. Gompers, Justin Lowry, and Reichert manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets (millions)	Number	Assets (millions)
Michael J. Gompers
Registered Investment Companies	10	$ 1,748.5	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 583.6	0	$ 0
Justin V. Lowry
Registered Investment Companies	10	$ 1,748.5	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 583.6	0	$ 0
Sean P. Reichert
Registered Investment Companies	10	$ 1,748.5	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 583.6	0	$ 0

Description of Material Conflicts of Interest. Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow IMS to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing/reconstitution dates also generally vary between fund families. Program trades created from the portfolio rebalance/reconstitution are executed at market on close.

Portfolio Managers’ Ownership of Shares of the Fund.

As of the date of this SAI, Mr. Vincent Lowry did not own Shares of the Fund.

As of the date of this SAI, Messrs. Gompers, Justin Lowry and Reichert did not own Shares of the Fund.

Administrator and Fund Accountant

The Bank of New York Mellon (“BNY Mellon”) serves as Administrator and Fund Accountant for the Fund. Its principal address is One Wall Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

For the fiscal years ended June 30, 2014, 2013 and 2012, the Trust made payments to BNY Mellon in the amount of $665,540, $632,998, and $873,633, respectively, for administration services.

Custodian and Transfer Agent

BNY Mellon also serves as custodian for the Fund pursuant to a Custody Agreement. Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps the accounts and records related to these services, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Fund.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

The Fund participates in a securities lending program under which the Fund’s custodian lends Fund portfolio securities to qualified institutional investors that post appropriate collateral. Under the program, the Fund’s custodian receives a portion of the interest earned on any reinvested collateral as an offset for the costs of the program.

Pursuant to a Transfer Agency and Services Agreement with the Trust, BNY Mellon acts as transfer agent for the Fund’s authorized and issued Shares, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

Distributor

The Distributor, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter of the Fund’s Shares and distributes Fund Shares pursuant to a Distribution Agreement. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.” The Distributor has no

obligation to sell any specific quantity of Fund Shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. The Distributor is not affiliated with the Trust, the investment adviser or subadviser or any stock exchange. Currently, VTL, at its expense, pays the Distributor a fee for certain distribution-related services. The Distributor does not receive any underwriting commissions for the sale of Fund Shares.

Calculation Agent

Standard and Poors®, located at 55 Water Street, New York, New York 10041, serves as calculation agent for the Underlying Index. Standard and Poors® has entered into a contractual agreement with VTL under which Standard and Poors® will be primarily responsible for Index maintenance, calculation, dissemination and reconstitution activities. VTL compensates Standard and Poors® from its own resources, including profits from advisory fees received from the Fund.

Other Service Providers

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a CCO and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. As compensation for the foregoing services, FCS receives certain out of pocket costs and fixed fees, which are accrued daily and paid monthly by the Fund.

The Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Counsel

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 26th floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm of the Trust. BBD, LLP audits the Fund’s financial statements and performs other related tax and audit services.

Rule 12b-1 Plan

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) to compensate persons who provide certain marketing or distribution-related services for the Fund. The Plan provides for payments at an annual rate of 0.25% of the Fund’s average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. However, no such fee is currently charged to the Fund, and the Board will not impose such fee for one year from the date of the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, IMS relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, IMS effects transactions with those brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. In choosing brokers to execute portfolio transactions for the Fund, IMS may select brokers that provide brokerage and/or research services (“Soft Dollar Products”) to the Fund and/or the other accounts over which IMS has investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that IMS, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), IMS must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [IMS’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the broker also must lawfully and appropriately assist IMS in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a broker commissions higher than those available from another broker in recognition of the broker’s provision of Soft Dollar Products to IMS.

IMS may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research.

IMS faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because IMS is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces IMS’s expenses to the extent that IMS would have purchased such products had it not been provided by brokers. Section 28(e) permits IMS to use Soft Dollar Products for the benefit of any account it manages. Certain IMS-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other IMS-managed accounts, effectively cross subsidizing the other IMS-managed accounts that benefit directly from the product. IMS may not necessarily use all of the Soft Dollar Products in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

IMS assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by IMS are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by IMS. In some cases, this procedure could have a detrimental effect on the price or volume of a security purchased or sold for the Fund. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

The Fund primarily incurs brokerage commissions in connection with the quarterly reconstitutions of the Fund. The magnitude of the reconstitutions will vary depending on such factors as changes in the composition of the Underlying Index, changes in the related revenues of the constituent companies and changes in the size of the Fund.

Portfolio Holding Disclosure Policies and Procedures

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund.

Proxy Voting Policy

The Board has delegated to IMS the responsibility to vote proxies with respect to the portfolio securities held by the Fund. IMS has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. IMS has engaged Broadridge as its proxy voting agent and has authorized Broadridge to vote proxies with respect to securities held in client accounts in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Information on how IMS voted proxies on behalf of the Fund relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 may be obtained (i) without charge, upon request, by calling 1-888-854-8181; and (ii) on the SEC’s website at http://www.sec.gov. IMS’s Proxy Voting Policies and Procedures are included as Appendix A to this SAI. Information regarding Glass Lewis’s proxy guidelines can be found at www.glasslewis.com.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted and, with respect to VTL, approved a joint Code of Ethics covering the Trust and VTL (the “Code”). IMS has adopted VTL’s existing Code. The Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from any person’s employment activities and that actual and potential conflicts of interest are avoided. The Code applies to the personal investing activities of certain individuals employed by or associated with the Trust, VTL or IMS (“Access Persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

PORTFOLIO TURNOVER

Because the Fund is reconstituted quarterly, the Fund is expected to experience portfolio turnover in excess of 100%.

CAPITAL STOCK AND OTHER SECURITIES

The Fund is authorized to issue an unlimited number of Shares of beneficial interest without par value. Each Share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

Under Delaware law, the Trust is not required to, and the Trust does not presently intend to, hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the series of the Trust may be held from time to time to consider certain matters, including changes to the Fund’s fundamental investment policies, changes to the Management Agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with proportionate voting for fractional Shares. The Shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares of the Fund into a greater or lesser number of Shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matter submitted to a vote of the shareholders, all Shares shall vote in the aggregate without differentiation between the Shares of the separate series of the Trust or separate classes, if any, provided that (i) with respect to any matter that affects only the interests of some but not all series of the Trust, then only the Shares of such affected series of the Trust, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the Shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by series or by class, then the Shares of the Trust shall vote as prescribed in that law or regulation.

Book Entry Only System. The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE MKT and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect

Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. Orders are placed in “proper form” when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Fund.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. Except for cash in lieu transactions, as described below, the consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication or a representative sampling of the securities included in the Fund’s corresponding index (“Fund Securities”) and an amount of cash denominated in U.S. dollars—the “Cash Component”— computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Fund’s custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by VTL with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the composition of the securities in the Fund’s corresponding index.

In addition, the Fund reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component in the following circumstances:

i.	if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash;
ii.
if, upon receiving a purchase or redemption order from an Authorized Participant (as defined below), the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash;

iii.
if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or

iv.
if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a shareholder would be subject to unfavorable income tax treatment if the shareholder receives redemption proceeds of non-U.S. investments in kind.

If VTL notifies the Distributor that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by VTL.

Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but VTL, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect existing shareholders. The adjustments described above will reflect changes known to VTL on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s corresponding index or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” A list of existing Authorized Participants that have signed a Participant Agreement is available from the Distributor. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Fund’s transfer agent no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Fund’s transfer agent no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security as discussed above. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process,” “Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Funds”). For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Foreign Funds”).

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Fund’s transfer agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by VTL and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the Business Day following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Fund’s custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Fund’s custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Fund’s transfer agent on the Transmittal Date if (i) such order is received by the Fund’s transfer agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Fund’s custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m., Eastern time, and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below).

Placement of Creation Orders Outside Clearing Process—Foreign Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Fund’s transfer agent, VTL and the Fund’s custodian upon receipt of a creation order. The Fund’s custodian will then provide such information to the appropriate sub-custodian.

With respect to foreign investments of the Fund, the Fund’s custodian causes the sub-custodian for the Fund to maintain an account into which the Authorized Participant delivers, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its behalf or another investor’s behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Additional Information Regarding the Placement of Creation Orders. Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash in the form of U.S. dollars must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time on such date and federal funds in the appropriate amount are deposited with the Fund’s custodian by 11:00 a.m., Eastern time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Fund’s custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Fund’s custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or VTL, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Fund’s custodian, the Distributor and VTL make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, VTL, IMS, BNY Mellon, the Distributor, DTC, NSCC, the Fund’s custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Fund’s custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Authorized Participants will be required to pay a fixed creation transaction fee, described below, regardless of the number of creations made each day and regardless of whether or not the creations are in-kind or all cash. Any additional costs associated with transferring the securities constituting the Deposit Securities to the account of the Trust are borne by the Authorized Participants.

Creation/Redemption
Fund	Transaction Fee
RevenueShares Global Growth Fund	$2,500

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Fund’s transfer agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation. The Fund’s custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations. Unless cash redemptions are available or specified for the Fund (as discussed under “Deposit of Securities and Deposit or Delivery of Cash” above), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed above. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) of up to four times the standard redemption transaction fee may be imposed for the Fund.

Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Fund’s transfer agent not later than 4:00 p.m., Eastern time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process—Domestic Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Fund’s transfer agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Fund’s custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Placement of Redemption Orders Outside the Clearing Process—Foreign Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Fund.

A redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, when taking delivery of Shares of Fund Securities upon redemption of Shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible. This undertaking shall be secured by the Authorized Participant’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Authorized Participant’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the Authorized Participant will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Additional Information Regarding the Placement of Redemption Orders Outside the Clearing Process. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Fund’s custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Fund’s transfer agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Fund’s custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Fund’s custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Fund’s custodian by 11:00 a.m., Eastern time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash (see discussion of cash redemptions under “Deposit of Securities and Deposit or Delivery of Cash” above).  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC Standard Orders	4:00 p.m. (ET) Order must be received by the Fund’s transfer agent.	No action.	No action.	Creation Unit Aggregations will be delivered.
Custom Orders	3:00 p.m. (ET) Order must be received by the Fund’s transfer agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.
Creation Outside NSCC Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Fund’s transfer agent.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Fund’s custodian.	No action.	Creation Unit Aggregations will be delivered.
Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Fund’s transfer agent.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.
Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Fund’s transfer agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Fund’s custodian.	No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC Standard Orders	4:00 p.m. (ET) Order must be received by the Fund’s transfer agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
Custom Orders	3:00 p.m. (ET) Order must be received by the Fund’s transfer agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
Redemption Outside of NSCC Standard Orders	4:00 p.m. (ET) Order must be received by the Fund’s transfer agent.	11:00 a.m. (ET) Fund Shares must be delivered through DTC to the Fund’s custodian.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.
Redemption Outside of NSCC Standard Orders	Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	2:00 p.m. (ET) Cash Component, if any, is due. *If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.
Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and Cash Redemption Amount is delivered to the Redeeming beneficial owner.
	Order must be received by the Fund’s transfer agent Orders received after 3:00 p.m. (ET) will be treated as standard orders.	Fund Shares must be delivered through DTC to the Fund’s custodian. 2:00 p.m. (ET) Cash Component, if any, is due.

Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

Regular Holidays

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the NYSE Arca, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.  The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within a normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.

Listed below are the dates in calendar years 2014 and 2015 in which the regular holidays affecting the relevant securities markets of the below listed countries may impact Fund settlement. This list is based on information available to the Fund. The list may not be accurate or complete and is subject to change.

2014

Australia:
January 1	April 21	October 6	December 26
January 27	April 25	November 4	December 31
March 10	June 9	December 24
April 18	August 4	December 25

Austria:
January 1	May 1	August 15	December 26
January 6	May 29	December 8	December 31
April 18	June 9	December 24
April 21	June 19	December 25

Belgium:
January 1	May 29	August 15
April 18	May 30	November 11
April 21	June 9	December 25
May 1	July 21	December 26

Brazil:
January 1	April 18	July 9	December 31
March 3	April 21	October 20
March 4	May 1	December 24
March 5	June 19	December 25

Canada:
January 1	July 1	December 25
February 17	August 4	December 26
April 18	September 1
May 19	October 13

Chile:
January 1	June 16	October 31
April 18	August 15	December 8
May 1	September 18	December 25
May 21	September 19	December 31

China:
January 1	February 5	May 5	October 1	November 11
January 20	February 6	May 6	October 2	November 27
January 30	February 7	May 7	October 3	December 25
January 31	February 17	May 26	October 6
February 3	May 1	July 4	October 7
February 4	May 2	September 1	October 13

Colombia:
January 1	April 18	June 30	November 3
January 6	May 1	August 7	November 17
March 24	June 2	August 18	December 8
April 17	June 23	October 13	December 25

Czech Republic:
January 1	October 28	December 31
April 18	November 17
April 21	December 24
May 1	December 25
May 8	December 26

Denmark:
January 1	May 16	June 9	December 26
April 17	May 29	June 30	December 31
April 18	May 30	December 24
April 21	June 5	December 25

Egypt:
January 1	April 21	July 28	October 6
January 7	May 1	July 29
January 13	July 1	July 30
April 20	July 23	October 5
The Egyptian market is closed every Friday

Finland:
January 1	April 21	December 26
January 6	May 1	December 31
April 17	December 24
April 18	December 25

France:
January 1	May 8	November 11
April 18	May 29	December 25
April 21	July 14	December 26
May 1	August 15

Germany:
January 1	May 1	December 26
April 18	December 24	December 31
April 21	December 25

Greece:
January 1	April 18	August 15	December 26

January 6	April 21	October 28
March 3	May 1	December 24
March 25	June 9	December 25

Hong Kong:
January 1	April 21	September 9	December 26
January 30	May 1	October 1	December 31
January 31	May 6	October 2
February 3	June 2	December 24
April 18	July 1	December 25

Hungary:
January 1	June 9	December 24
April 21	August 20	December 25
May 1	October 23	December 26
May 2	October 24

India:
January 14	April 8	August 15	October 23
February 19	April 14	August 18	October 24
February 27	April 18	August 29	November 4
March 17	May 1	October 2	November 6
March 31	May 14	October 3	December 25
April 1	July 29	October 6

Indonesia:
January 1	April 18	May 29	July 31	December 31
January 14	May 1	July 28	August 1
January 31	May 15	July 29	December 25
March 31	May 27	July 30	December 26

Ireland:
January 1	May 1	October 27	December 29
March 17	May 5	December 24
April 18	June 2	December 25
April 21	August 4	December 26

Israel:
March 16	April 21	June 4	October 8
April 14	May 5	August 5	October 9
April 15	May 6	September 24	October 15
April 20	June 3	September 25	October 16
The Israeli market is closed every Friday

Italy:
January 1	April 25	December 8	December 31
January 6	May 1	December 24
April 18	June 2	December 25
April 21	August 15	December 26

Japan:
January 1	February 11	May 6	October 13	December 31
January 2	March 21	July 21	November 3
January 3	April 29	September 15	November 24
January 13	May 5	September 23	December 23

Luxembourg:
January 1	May 1	June 23	December 25
April 18	May 29	August 15	December 26
April 21	June 9	December 24

Malaysia:
January 1	February 1	May 15	July 29	October 22
January 14	February 3	May 30	July 30	October 23
January 30	May 1	June 7	September 1	October 25
January 31	May 13	July 28	October 6	December 25

Mexico:
January 1	March 21	September 16	December 25
February 3	April 17	November 17
February 5	April 18	November 20
March 17	May 1	December 12

Morocco:
January 1	July 29	August 20	November 6
January 13	July 30	August 21	November 18
May 1	August 14	October 6

Netherlands:
January 1	April 30	June 9
April 18	May 1	December 25
April 21	May 29	December 26

New Zealand:
January 1	February 6	June 2
January 2	April 18	October 27
January 20	April 21	December 25
January 27	April 25	December 26

Norway:
January 1	April 21	December 24
April 16	May 1	December 25
April 17	May 29	December 26
April 28	June 9	December 31

Peru:
January 1	July 28	December 25
April 17	July 29
April 18	October 8
May 1	December 8

Philippines:
January 1	April 18	August 25	December 30
January 31	May 1	December 24	December 31
April 9	June 12	December 25
April 17	August 21	December 26

Poland:
January 1	May 1	December 24
January 6	June 19	December 25
April 18	August 15	December 26
April 21	November 11	December 31

Portugal:
January 1	April 25	June 19	December 24
March 4	May 1	August 15	December 25
April 18	June 10	December 1	December 26
April 21	June 13	December 8

Russia:
January 1	January 5	March 7	May 2	June 12	December 31
January 2	January 6	March 10	May 8	June 13
January 3	January 7	April 30	May 9	November 3
January 4	January 8	May 1	June 11	November 4

Singapore:
January 1	May 1	October 6
January 31	May 13	October 23
April 18	July 28	December 25

South Africa:
January 1	April 28	December 16
March 21	May 1	December 25

April 18	June 16	December 26
April 21	September 24

South Korea:
January 1	March 1	August 15	October 3
January 30	May 5	September 7	December 24
January 31	May 6	September 8
February 1	June 6	September 9

Spain:
January 1	April 21	July 25	December 25
January 6	May 1	August 15	December 26
April 17	May 2	September 9
April 18	May 15	December 8

Sweden:
January 1	May 1	December 24
January 6	May 29	December 25
April 18	June 6	December 26
April 21	June 20	December 31

Switzerland:
January 1	May 1	December 24
January 2	May 29	December 25
April 18	June 9	December 26
April 21	August 1	December 31

Taiwan:
January 1	January 31	April 4	October 10
January 28	February 3	May 1
January 29	February 4	June 2
January 30	February 28	September 8

Thailand:
January 1	April 15	July 1	December 5
February 14	May 1	July 11	December 10
April 7	May 5	August 12	December 31
April 14	May 14	October 23

Turkey:
January 1	May 19	July 30	October 7
April 23	July 28	October 3	October 28
May 1	July 29	October 6	October 29

United Kingdom:
January 1	May 5	December 25

April 18	May 26	December 26
April 21	August 25

United States:
January 1	April 18	September 1	November 28*
January 20	May 26	October 13	December 24*
February 17	July 3*	November 11	December 25
April 17*	July 4	November 27
* The U.S. bond market has recommended early close

2015

Australia:
January 1	April 18	May 19	August 13	December 25
January 27	April 21	June 2	September 29	December 26
March 3	April 25	June 9	October 6
March 10	May 5	August 4	November 4

Austria:
January 1	May 1	August 15	December 24
January 6	May 14	October 26	December 25
April 3	May 25	November 1	December 26
April 6	June 4	December 8	December 31

Belgium:
January 1	May 14	August 15
April 5	May 24	November 1
April 6	May 25	November 11
May 1	July 21	December 25

Brazil:
January 1	April 3	June 4	November 15
February 16	April 5	September 7	December 24
February 17	April 21	October 12	December 25
February 18	May 1	November 2	December 26

Canada:
January 1	April 3	June 24	September 7
January 2	April 6	July 1	October 12
February 9	April 20	July 9	November 11
February 16	May 18	August 3	December 25
February 27	June 21	August 17	December 26
March 16	June 22	August 21

Chile:
January 1	June 29	December 8
April 3	July 16	December 25
May 1	September 18	December 31
May 21	October 12

China:
January 1	February 23	September 27	October 7
January 2	February 24	October 1	December 25
February 18	April 6	October 2
February 19	May 1	October 5
February 20	June 20	October 6

Colombia:
January 1	April 3	June 15	August 17	December 8
January 12	May 1	June 29	October 12	December 25
March 23	May 18	July 20	November 2	December 31
April 2	June 8	August 7	November 16

Czech Republic:
January 1	July 6	December 24
April 6	September 28	December 25
May 1	October 28
May 8	November 17

Denmark:
January 1	May 1	December 24
April 2	May 14	December 25
April 3	May 25	December 31
April 6	June 5

Egypt:
January 1	July 1	September 25
January 7	July 20	October 6
April 13	July 23	October 15
May 1	September 24	December 24
The Egyptian market is closed every Friday

Finland:
January 1	April 6	June 19
January 6	May 1	December 24
April 3	May 14	December 25

France:
January 1	May 8	November 11
April 3	May 14	December 25
April 6	May 25
May 1	July 14

Germany:
January 1	April 6	May 25
January 6	May 1	June 4
April 3	May 14	December 25

Greece:
January 1	March 25	April 13	October 28
January 6	April 3	May 1	December 25
February 23	April 6	June 1

Hong Kong:
January 1	April 6	September 28	December 26
February 19	May 1	October 1
February 20	May 25	October 21
April 3	July 1	December 25

Hungary:
January 1	May 25	December 25
April 6	August 20
May 1	October 23

India:
January 1	May 1	October 15
January 26	May 25	October 22
February 17	July 17	November 11
March 6	August 15	November 25
April 2	September 17	December 25
April 3	October 2

Indonesia:
January 1	May 14	September 24
February 19	May 15	October 15
April 3	May 25	December 24
May 1	August 17	December 25

Ireland:
January 1	April 24	October 26
March 17	May 4	December 24

April 3	June 1	December 25
April 6	August 3	December 26

Israel:
March 5	April 23	September 23
April 10	May 7	September 28
April 15	September 14	October 5
April 22	September 15	December 7
The Israeli market is closed every Friday

Italy:
January 1	April 6	June 29	December 31
January 6	May 1	December 8
April 3	June 2	December 25

Japan:
January 1	April 29	July 20	October 12	December 31
January 2	May 4	September 21	November 3
January 12	May 5	September 22	November 23
February 11	May 6	September 23	December 23

Luxembourg:
January 1	May 1	June 23
April 3	May 14	December 24
April 6	May 25	December 25

Malaysia:
January 1	April 3	July 17	October 15
February 2	May 1	August 31	November 11
February 19	May 25	September 16	December 24
February 20	June 1	September 24	December 25

Mexico:
January 1	March 16	May 5	November 20
January 6	April 2	September 16	December 25
February 2	April 3	November 2
February 5	May 1	December 16

Morocco:
January 1	August 20	November 6
May 1	August 21	November 18
August 14	October 13	December 24

Netherlands:
January 1	April 27	May 14
April 3	April 30	May 25
April 6	May 5	December 25

New Zealand:
January 1	April 6	December 25
January 2	April 27	December 26
February 6	June 1
April 3	October 26

Norway:
January 1	May 1	December 25
April 2	May 14	December 31
April 3	May 25
April 6	December 24

Peru:
January 1	May 1	October 8	December 31
April 2	June 29	December 8
April 3	July 28	December 25

Philippines:
January 1	April 9	September 24	December 30
February 19	May 1	November 2	December 31
February 25	June 12	November 30
April 2	August 21	December 24
April 3	August 31	December 25

Poland:
January 1	April 6	November 11
January 6	May 1	December 25
April 3	June 4

Portugal:
January 1	May 1	June 10	December 8
February 17	June 1	October 5	December 24
April 3	June 4	December 1	December 25

Russia:
January 1	January 7	May 1	December 30
January 2	January 8	May 11	December 31
January 5	February 23	June 12
January 6	March 9	November 4

Singapore:
January 1	May 1	December 25
February 19	August 10	December 31
February 20	November 11
April 3	December 24

South Africa:
January 1	April 27	August 10	December 25
April 3	May 1	September 24
April 6	June 16	December 16

South Korea:
January 1	May 1	September 28	December 25
February 18	May 5	October 1	December 31
February 19	May 25	October 9
February 20	July 17	December 24

Spain:
January 1	April 3	May 25	December 25
January 6	April 6	June 4
March 19	May 1	October 12
April 2	May 14	December 8

Sweden:
January 1	April 6	June 19	December 31
January 5	April 30	October 30
January 6	May 1	December 24
April 3	May 14	December 25

Switzerland:
January 1	April 21	August 1	December 25
January 2	May 1	August 15	December 26
January 6	May 29	September 11	December 31
March 19	June 9	December 8
April 18	June 19	December 24

Taiwan:
January 1	February 23	December 25
February 18	March 12
February 19	May 1
February 20	September 3

Thailand:
January 1	April 14	August 12	December 25
February 19	April 15	October 23	December 31
February 20	May 1	December 4
April 6	May 5	December 10
April 13	July 1	December 24

Turkey:
January 1	May 19	September 24	December 31

April 23	July 20	September 25
May 1	September 23	October 29

United Kingdom:
January 1	April 3	May 25	December 25
January 2	April 6	August 3	December 28
January 6	May 4	August 31

United States:
January 1	April 3	September 7	November 27*
January 19	May 22	October 12	December 24*
February 16	May 25	November 11	December 25
April 2*	July 3*	November 26	December 31*
* The U.S. bond market has recommended early close.

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund’s portfolio. In the calendar years 2014 and 2015, the dates of regular holidays affecting the following securities markets present the worse-case redemption cycles* for the Fund as follows:

2014

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
China	01/27/2014	02/10/2014	14
	01/28/2014	02/11/2014	14
	01/29/2014	02/12/2014	14
	04/28/2014	05/08/2014	10
	04/29/2014	05/09/2014	10
	04/30/2014	05/12/2014	12
	09/26/2014	10/08/2014	12
	09/29/2014	10/09/2014	10
	09/30/2014	10/10/2014	10
Czech Republic	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Denmark	04/14/2014	04/23/2014	8
	04/15/2014	04/24/2014	8
	04/16/2014	04/25/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Egypt	01/06/2014	01/14/2014	8
	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
	04/17/2014	04/27/2014	10
	07/21/2014	07/31/2014	10
	07/22/2014	08/03/2014	12
	07/24/2014	08/04/2014	11
	09/29/2014	10/07/2014	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	09/30/2014	10/08/2014	8
	10/01/2014	10/09/2014	8
	10/02/2014	10/12/2014	10
Finland	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Hungary	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Ireland	12/19/2014	12/30/2014	11
	12/22/2014	12/31/2014	9
	12/23/2014	01/02/2015	10
Italy	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Japan	12/26/2014	01/05/2015	10
	12/29/2014	01/06/2015	8
	12/30/2014	01/07/2015	8
Luxembourg	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Malaysia	01/27/2014	02/04/2014	8
	01/28/2014	02/05/2014	8
	01/29/2014	02/06/2014	8
	07/23/2014	07/31/2014	8
	07/24/2014	08/01/2014	8
	07/25/2015	08/04/2014	10
Norway	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Philippines	12/23/2014	01/02/2015	10
	12/26/2014	01/05/2015	10
	12/29/2014	01/06/2015	8
Portugal	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Russia	12/24/2014	01/09/2015	16
	12/26/2014	01/12/2015	17
	12/29/2014	01/13/2015	15
South Africa	03/14/2014	03/24/2014	10
	03/17/2014	03/25/2014	8
	03/18/2014	03/26/2014	8
	03/19/2014	03/27/2014	8
	03/20/2014	03/28/2014	8
	04/11/2014	04/22/2014	9
	04/14/2014	04/23/2014	9
	04/15/2014	04/24/2014	9
	04/16/2014	04/25/2014	9
	04/17/2014	04/29/2014	12
	04/22/2014	04/30/2014	8
	04/23/2014	05/02/2014	9
	04/24/2014	05/05/2014	11

Country	Trade Date	Settlement Date	Number of Days to Settle
	04/25/2014	05/06/2014	11
	04/29/2014	05/07/2014	8
	04/30/2014	05/08/2014	8
	06/09/2014	06/17/2014	8
	06/10/2014	06/18/2014	8
	06/11/2014	06/19/2014	8
	06/12/2014	06/20/2014	8
	06/13/2014	06/23/2014	10
	09/17/2014	09/25/2014	8
	09/18/2014	09/26/2014	8
	09/19/2014	09/29/2014	10
	09/22/2014	09/30/2014	8
	09/23/2014	10/01/2014	8
	12/09/2014	12/17/2014	8
	12/10/2014	12/18/2014	8
	12/11/2014	12/19/2014	8
	12/12/2014	12/22/2014	10
	12/15/2014	12/23/2014	8
	12/18/2014	12/29/2014	11
	12/19/2014	12/30/2014	11
	12/22/2014	12/31/2014	9
	12/23/2014	01/02/2015	10
	12/24/2014	01/05/2015	12
	12/29/2014	01/06/2015	8
	12/30/2014	01/07/2015	8
	12/31/2014	01/08/2015	8
Spain	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
Sweden	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Switzerland	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/05/2014	13
	12/29/2014	01/07/2014	9
	12/30/2014	01/08/2014	9
Taiwan	01/24/2014	02/05/2014	12
	01/27/2014	02/06/2014	10

2015

Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/13/2015	02/25/2015	12
	02/16/2015	02/26/2015	10
	02/17/2015	02/27/2015	10
	09/28/2015	10/08/2015	10
	09/29/2015	10/09/2015	10
	09/30/2015	10/12/2015	12
Denmark	03/30/2015	04/07/2015	8
	03/31/2015	04/08/2015	8
	04/01/2015	04/09/2015	8
Japan	04/28/2015	05/07/2015	9
	04/30/2015	05/08/2015	8

Country	Trade Date	Settlement Date	Number of Days to Settle
	05/01/2015	05/11/2015	10
	09/16/2015	09/24/2015	8
	09/17/2015	09/25/2015	8
	09/18/2015	09/28/2015	11
Norway	03/30/2015	04/07/2015	8
	03/31/2015	04/08/2015	8
	04/01/2015	04/09/2015	8
Russia	12/24/2015	01/11/2016	18
	12/28/2015	01/15/2016	15
	12/29/2015	01/18/2016	18
South Africa	03/27/2015	04/07/2015	11
	03/30/2015	04/08/2015	9
	03/31/2015	04/09/2015	9
	04/01/2015	04/10/2015	9
	04/02/2015	04/13/2015	11
	04/20/2015	04/28/2015	8
	04/21/2015	04/29/2015	8
	04/22/2015	04/30/2015	8
	04/23/2015	05/04/2015	11
	04/24/2015	05/05/2015	11
	04/28/2015	05/06/2015	8
	04/29/2015	05/07/2015	8
	04/30/2015	05/08/2015	8
	06/09/2015	06/17/2015	8
	06/10/2015	06/18/2015	8
	06/11/2015	06/19/2015	8
	06/12/2015	06/22/2015	10
	06/15/2015	06/23/2015	8
	08/03/2015	08/11/2015	8
	08/04/2015	08/12/2015	8
	08/05/2015	08/13/2015	8
	08/06/2015	08/14/2015	8
	08/07/2015	08/17/2015	10
	09/17/2015	09/25/2015	8
	09/18/2015	09/28/2015	10
	09/21/2015	09/29/2015	8
	09/22/2015	09/30/2015	8
	09/23/2015	10/01/2015	8
	12/09/2015	12/17/2015	8
	12/10/2015	12/18/2015	8
	12/11/2015	12/21/2015	10
	12/14/2015	12/22/2015	8
	12/15/2015	12/23/2015	8
	12/18/2015	12/28/2015	10
	12/21/2015	12/29/2015	8
	12/22/2015	12/30/2015	8
	12/23/2015	12/31/2015	8
	12/24/2015	01/04/2016	11
	12/28/2015	01/05/2016	8
	12/29/2015	01/06/2016	8
	12/30/2015	01/07/2016	8
	12/31/2015	01/08/2016	8
Spain	03/30/2015	04/07/2015	8
	03/31/2015	04/08/2015	8
	04/01/2015	04/09/2015	8

Country	Trade Date	Settlement Date	Number of Days to Settle
Switzerland	12/30/2015	01/07/2016	8
Taiwan	02/16/2015	02/24/2015	8
	02/17/2015	02/25/2015	8
Thailand	04/08/2015	04/16/2015	8
	04/09/2015	04/17/2015	8
	04/10/2015	04/20/2015	10

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the

Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital Gain Dividends” and “— Short-Term Capital Gain Dividends and Interest-Related Dividends” below.

Capital Loss Carryovers— The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-

term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions -Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “- Qualified Dividend Income for Individuals” and “- Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions - Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).    This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Exchanges and Redemptions of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information. The Fund is required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Fund Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors — Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends.  In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-Term Capital Gain Dividends and Interest-Related Dividends.  The prior exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired.  With respect to taxable years of a fund that began before January 1, 2014, short-term capital gain dividends reported by the fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), were not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  Similarly, with respect to taxable years of a fund that began before January 1, 2014, dividends reported by the fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources were not subject to U.S. withholding tax. “Qualified interest income” included, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  It is currently unclear whether Congress will extend these exemptions to taxable years of a fund beginning on or after January 1, 2014 or what the terms of any such extension would be, including whether such extension would have retroactive effect.  If the exemptions are reinstated, the Fund reserves the right to not report small amounts of short-term capital gain dividends or interest-related dividends.  Additionally, the Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity.  A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”).  If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident U.S. income tax return.  In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund Shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2014 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2014 from a RIC to a non-US shareholder from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.  Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund Shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund Shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees including, without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Fund’s custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar deemed appropriate by the Fund.

In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet commenced operations. Accordingly, no financial statements are provided for the Fund.

APPENDIX A

VTL Associates, LLC

Index Management Solutions, LLC

Proxy Voting Policies and Procedures
I.           General

VTL Associates, LLC and Index Management Solutions, LLC (collectively, the “Advisor”) recognizes its obligation to vote proxies for investments held by clients over which it exercises discretionary voting authority in the clients’ best interest. Unless a client specifically reserves the right, in writing, to vote its own proxies, the Advisor will vote all proxies and act on all other corporate actions in a timely manner in accordance with these Proxy Voting Policies and Procedures (the “Proxy Voting Policies”). The Advisor will notify clients in writing if it declines the responsibility of voting proxies and will make provisions for its clients to receive proxy information.

II.           Disclosure of Proxy Voting Policies

A.           General Requirements of Rule 206(4)-6

Pursuant to the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), the Advisor: (i) has adopted these Proxy Voting Policies that are reasonably designed to ensure that the Advisor votes client securities in the best interest of such clients; (ii) will disclose to clients how they may obtain information on how the Advisor voted their proxies; and (iii) will describe to clients its Proxy Voting Policies and, upon their request, provide copies to clients upon request.

B.           Disclosure of Proxy Voting Policies and Voting Information

The Advisor’s Proxy Voting Procedures will be described in Part 2A of its Form ADV. The disclosure will state that a client may obtain a copy of the complete Proxy Voting Policies upon request. The Advisor’s Form ADV, Part 2A will also indicate that clients may obtain information from the Advisor on how their securities were voted.

III.           Proxy Voting Policies - Procedures and Guidelines

A.           Procedures

The Advisor’s portfolio managers are ultimately responsible for ensuring that all proxies received by Advisor are voted in a timely manner and in a manner consistent with the Advisor’s determination of the client’s best interests.

B.           Guidelines

The following guidelines summarize the Advisor’s positions on various issues and give a general indication as to how the Advisor will vote shares on each issue. Although the Advisor will usually vote proxies in accordance with these guidelines, the Advisor reserves the right to vote certain issues counter to the guidelines if, after a thorough review of the matter, the Advisor determines that a client’s best interests would be served by such a vote. The Advisor, in good faith, shall consider such additional factors as it determines relevant, depending on current issues and issues particular to any company. Moreover, the list of guidelines below may not include all potential voting issues. To the extent that the guidelines do not cover potential voting issues, the Advisor will vote on such issues in a manner that is consistent with the spirit of these guidelines and that promotes the best interests of the client.

1.           Routine Matters. Routine proposals are those that do not change the structure, bylaws or operations of a corporation. Given the routine nature of these proposals, proxies will normally be voted with management. Traditionally, these issues include:

•	Election of auditors recommended by management, unless seeking to replace auditors due to a dispute over policies.

•	Date and place of annual meeting.

•	Ratification of directors’ actions on routine matters since previous annual meeting.

•	Reasonable Employee Stock Purchase Plans.

•	Establishing reasonable 401 (k) Plans.

2.           Board of Directors. If a company’s performance has been poor over a period of time or other negative factors exist, such as unusual litigation, the Advisor may consider withholding its proxy in favor of any incumbent members of board of directors or voting against an incumbent member. The Advisor also considers it important that publicly held companies maintain a board of directors independent from management and qualified in their own respect. Board of directors should also be independent from influence and otherwise from any investment consulting or banking firm for the company. Subject to the foregoing, the Advisor will generally vote in favor of the incumbent Board’s share.

3.           Management Compensation. The Advisor generally votes in favor of proposals to align management compensation with the interests of stockholders. However, the Advisor considers excessive compensation to be against the best interest of stockholders. It may also consider such compensation as a factor to vote against any incumbent director.

4.           Change of Control Provisions. The Advisor disfavors change of control provisions in whatever format, and will generally vote against these provisions absent good reasons to the contrary. The Advisor generally votes against any management proposal that is not deemed to be in the shareholders’ best interests as entrenching management. Proposals in this category include issues regarding the issuer’s board or management entrenchment and anti-takeover measures such as the following:

•	Proposals to stagger board members’ terms;

•	Proposals to limit the ability of shareholders to call special meetings;

•	Proposals to require super majority votes;

•	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

•	Proposals regarding “poison pill” provisions;

•	Permitting “green mail”; and

•	Providing cumulative voting rights.

5.           Capital Structures. The Advisor votes on capital structure proposals according to the reasons for the proposals and in a manner to increase stockholder value. For example, proposals to increase the number of authorized shares of stock for acquisitions or to raise capital are favored over proposals to increase the number of authorized shares for management compensation. Proposals to buy back shares of common stock are generally favored. Proposals to issue shares in such a manner to prevent a change of control are generally disfavored.

6.           Auditor Approval. In determining whether to ratify the appointment of outside auditors, the Advisor considers the integrity, qualifications, and disciplinary history of the proposed accounting firm. Any firm with a significant amount of disciplinary history or legal claims against it is disfavored. The Advisor does not necessarily consider the size of the accounting firm to be one of the more important factors. A qualified, independent, and active audit committee’s recommendation is given deference in ratifying the appointed independent auditors.

7.           Corporate Governance. Any provisions furthering good corporate governance, integrity and informed decisions by the board of directors, management or otherwise are endorsed by the Advisor.

8.           Shareholder Action. If proxy materials relate to shareholder action, the Advisor shall review the matter with regard to the best interests of the client and to recover the most value possible or to maintain the highest value of the investment. Within the consideration of the recovery of an investment with respect to a lawsuit, the time value of money and the risks and nature of the lawsuit shall be considered.

9.           Director Management Retirement and Compensation. The Advisor reviews director/management mandatory retirement policy; option and stock grants to management and directors, pay and retirement packages to management and directors each issue in this category on a case-by-case basis. Voting decisions will be made based on clients’ long-term financial interest.

10.           Shareholder Proposals. The Advisor reviews shareholder proposals individually and determines each proposal on its own individual merits. The Advisor balances the needs of the company to maintain flexibility in its business operations against other considerations proposed by shareholders.

C.           Limitations.

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Advisor has determined that it is in the client’s best interest, the Advisor will not vote proxies received. The following are circumstances in which the Advisor may limit its role in voting proxies:

1.           Client Maintains Proxy Voting Authority. Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Advisor, it will promptly be forwarded to the client or specified third party.

2.           Terminated Account. Once a client account has been terminated with the Advisor in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client or a specified third party for action.

3.           Limited Value. If the Advisor determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client’s proxies. The Advisor also will not vote proxies received for securities which are no longer held by the client’s account. In addition, the Advisor may determine in its discretion not to vote securities where the economic value of the securities in the client account is less than $10,000.

4.           Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Advisor determines that a proxy vote, or other shareholder action, is materially important to the client’s account, the Advisor will recall the security for purposes of voting.

5.           Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

D.           Conflict of Interest.

If a potential conflict of interest exists between a client and the interest of the Advisor in voting proxies, any of the following procedures may be followed to resolve the conflict:

1.           Vote in Accordance with the Guidelines. The Advisor may address its potential conflict of interest by voting in accordance with the pre-determined guidelines set forth by these Proxy Voting Policies.

2.           Obtain Consent of Clients. The Advisor may address its potential conflict by disclosing the conflict to the relevant clients and obtaining their consent to the proposed vote prior to voting the proxy. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict so that the client is able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

E.           Client Directions

The Advisor follows and adheres to any policies, procedures and directions of clients regarding the voting of proxies. Such directions must be in writing, duly authorized by the client and delivered to the Advisor sufficiently in advance to vote the proxies as directed.

F.           Third Party

If the Advisor determines to use a third party service provider to vote proxies, the Advisor must assure that the third party complies with Rule 206(4)-6, these Proxy Voting Policies and maintains required records.

IV.           Record Keeping

A.           Maintenance

The Advisor maintains:

•	these Proxy Voting Policies, and all amendments thereto;

•	all proxy statements received regarding client securities; provided, however, that the Advisor may rely on the proxy statement filed on EDGAR as its records;

•	a record of all votes cast on behalf of clients;

•	records of all client requests for proxy voting information;

•	any documents prepared by the Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and

•	all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

B.           Form N-PX

The Advisor will coordinate with any exchange-traded fund (“ETF”) it advises or sub-advises to assist it in the provision of all information required to be filed by the ETF on Form N-PX.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a) Articles of Incorporation.

(1) Second Amended and Restated Agreement and Declaration of Trust (October 12, 2007) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(2) Certificate of Trust (December 11, 2006) is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on December 20, 2006.

(3) Certificate of Amendment to the Certificate of Trust is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(b) By-Laws.

(1) Amended and Restated By-Laws (October 12, 2007) are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(c) Instruments Defining Rights of Security Holders.

(1) Second Amended and Restated Agreement and Declaration of Trust. Articles III and V of the Second Amended and Restated Agreement and Declaration of Trust (October 12, 2007) are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(2) Amended and Restated By-Laws. Article II of the Amended and Restated By-Laws (October 12, 2007) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(d) Investment Advisory Contracts.

(1) Investment Advisory Agreement between the Registrant and VTL Associates, LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(1)(i) Amended Schedule A to the Investment Advisory Agreement is filed herewith as exhibit EX-99.d.1.i.

(2) Expense Limitation Letter Agreement is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 28, 2014.

(3) Expense Limitation Letter Agreement related to the RevenueShares Global Growth Fund to be filed by amendment.

(4) Sub-Advisory Agreement between VTL Associates, LLC and Index Management Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 27, 2010.

(4)(i) Amended Schedule A to the Sub-Advisory Agreement is filed herewith as exhibit EX-99.d.4.i.

(e) Underwriting Contracts.

(1) Distribution Agreement between Registrant and Foreside Fund Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 28, 2009.

(1)(i) Amended Exhibit A to the Distribution Agreement is filed herewith as exhibit EX-99.e.1.i.

(2) Form of Authorized Participant Agreement is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(f) Bonus or Profit Sharing Contracts. - Not applicable.

(g) Custodian Agreements.

(1) Custody Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008.

(1)(i) Amended Schedule II to the Custody Agreement is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on September 24, 2013.

(h) Other Material Contracts.

(1) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008.

(1)(i) Amended Appendix I to the Transfer Agency and Service Agreement is filed herewith as exhibit EX-99.h.1.i.

(2) Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008.

(2)(i) Amended Exhibits A and B to the Fund Administration and Accounting Agreement are filed herewith as exhibit EX-99.h.2.i.

(3) Securities Lending Authorization Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 26, 2012.

(3)(i) Amended Exhibit A to the Securities Lending Authorization Agreement is filed herewith as exhibit EX-99.h.3.i.

(4) Form of Compliance Services Agreement between the Registrant and Foreside Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(i) Legal Opinion.

(1) Legal Opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Registrant, regarding RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund and RevenueShares Small Cap Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(2) Legal Opinion of Stradley Ronon Stevens & Young, LLP regarding RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Financials Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund and RevenueShares Utilities Sector Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008.

(3) Legal Opinion of Stradley Ronon Stevens & Young, LLP regarding RevenueShares ADR Fund and RevenueShares Navellier Overall A-100 Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on September 19, 2008.

(4) Legal Opinion of Stradley Ronon Stevens & Young, LLP regarding RevenueShares Emerging Market Fund and RevenueShares Ultra Dividend Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on September 24, 2013.

(5) Legal Opinion of Stradley Ronon Stevens & Young, LLP regarding RevenueShares Global Growth Fund is filed herewith as exhibit EX-99.i.5.

(j) Other Opinions.

(1) Consent of Independent Registered Public Accounting Firm for the Registrant is incorporated herein by reference to the Registrant’s Registration on Form N-1A as filed with the SEC via EDGAR on October 28, 2014.

(k) Omitted Financial Statements. Not applicable.

(l) Initial Capital Agreements. Not applicable.

(m) Rule 12b-1 Plan.

(1) Registrant’s Distribution and Service Plan is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(1)(i) Amended and Restated Schedule I to the Distribution and Service Plan is filed herewith as exhibit EX-99.m.1.i.

(n) Rule 18f-3 Plan. Not applicable.

(o) Reserved.

(p) Codes of Ethics.

(1) Code of Ethics for Registrant, VTL Associates, LLC and Index Management Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 28, 2013.

(2) Code of Ethics for Foreside Fund Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 28, 2009.

(q) Other.

(1) Powers of Attorney for James C. McAuliffe, Christian W. Myers, III and John J. Kolodziej are incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

(2) Power of Attorney for John A. Reilly is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 26, 2011.

(3) Power of Attorney for Daniel J. Ledva is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 28, 2011.

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Article VII of the Second Amended and Restated Agreement and Declaration of Trust (October 12, 2007), as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008.

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a) Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust effective October 12, 2007, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008;

(b) Investment Advisory Agreement between the Registrant and VTL, as provided for in Section 7 of the Agreement, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 13, 2008;

(c) Sub-Advisory Agreement between VTL and Index Management Solutions, LLC, as provided for in Section 7 of the Agreement, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 27, 2010;

(d) Distribution Agreement between the Registrant and Foreside Fund Services, LLC, as provided for in Section 6 of the Agreement, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 28, 2009;

(e) Custody Agreement, as provided for in Article III, Section 8; Article VIII, Section 1; and Appendix I, Section 10 of the Agreement, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008;

(f) Fund Administration and Accounting Agreement, as provided for in Section 8 of the Agreement, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008; and

(g) Transfer Agency and Services Agreement, as provided for in Section 5 of the Agreement, as incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 19, 2008.

Item 31. Business and Other Connections of Investment Adviser.

Other business, profession, vocation or employment of a substantial nature in which each director, partner or principal officer of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

VTL Associates, LLC (the “Adviser”)

The Adviser is the investment adviser to each of the Registrant’s series, which currently consist of: RevenueShares Large Cap Fund, RevenueShares Mid Cap Fund, RevenueShares Small Cap Fund, RevenueShares Consumer Discretionary Sector Fund, RevenueShares Consumer Staples Sector Fund, RevenueShares Energy Sector Fund, RevenueShares Financials Sector Fund, RevenueShares Health Care Sector Fund, RevenueShares Industrials Sector Fund, RevenueShares Information Technology Sector Fund, RevenueShares Materials Sector Fund, RevenueShares Utilities Sector Fund, RevenueShares ADR Fund, RevenueShares Navellier Overall A-100 Fund, RevenueShares Emerging Market Fund, RevenueShares Ultra Dividend Fund and RevenueShares Global Growth Fund (each a “Fund” and collectively, the “Funds”). The principal business address of the Adviser is One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA 19103. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). Additional information as to the Adviser and the members and officers of the Adviser is included in the Adviser’s Form ADV filed with the Commission (File No. 801-63618), which is incorporated herein by reference and sets forth the officers and members of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and members during the past two years.

Index Management Solutions, LLC (“IMS”)

IMS, a wholly owned subsidiary of the Adviser, is a sub-adviser to each of the Funds. The principal business address of IMS is One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103. IMS is an investment adviser registered under the Advisers Act. Additional Information as to IMS and the directors and officers of IMS is included in IMS’ Form ADV filed with the Commission (File No. 801-70930), which is incorporated herein by reference and sets forth the officers and directors of IMS and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

(1)	Absolute Shares Trust
(2)	AdvisorShares Trust
(3)	American Beacon Funds
(4)	American Beacon Select Funds
(5)	Ark ETF Trust
(6)	Avenue Mutual Funds Trust
(7)	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
(8)	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
(9)	Bridgeway Funds, Inc.
(10)	Broadmark Funds
(11)	Calamos ETF Trust
(12)	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
(13)	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
(14)	Carlyle Select Trust
(15)	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
(16)	Context Capital Funds
(17)	Direxion Shares ETF Trust
(18)	Evanston Alternative Opportunities Fund
(19)	Exchange Traded Concepts Trust II
(20)	FlexShares Trust
(21)	Forum Funds
(22)	Forum Funds II
(23)	FQF Trust
(24)	FSI Low Beta Absolute Return Fund
(25)	Gottex Trust
(26)	Henderson Global Funds
(27)	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
(28)	Horizons ETF Trust
(29)	Infinity Core Alternative Fund
(30)	Ironwood Institutional Multi-Strategy Fund LLC
(31)	Ironwood Multi-Strategy Fund LLC
(32)	Manor Investment Funds
(33)	Nomura Partners Funds, Inc.
(34)	Outlook Funds Trust
(35)	Palmer Square Opportunistic Income Fund

(36)	Performance Trust Mutual Funds, Series of Trust for Professional Managers
(37)	Pine Grove Alternative Fund
(38)	Pine Grove Alternative Institutional Fund
(39)	Plan Investment Fund, Inc.
(40)	PMC Funds, Series of Trust for Professional Managers
(41)	Precidian ETFs Trust
(42)	Quaker Investment Trust
(43)	Renaissance Capital Greenwich Funds
(44)	RevenueShares ETF Trust
(45)	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
(46)	Salient MF Trust
(47)	SharesPost 100 Fund LLC
(48)	Sound Shore Fund, Inc.
(49)	Steben Alternative Investment Funds
(50)	Steben Select Multi-Strategy Fund
(51)	The Pennant 504 Fund
(52)	The Roxbury Funds
(53)	TIFF Investment Program, Inc.
(54)	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
(55)	Turner Funds
(56)	V2 Hedged Equity Fund, Series of Trust for Advised Portfolios
(57)	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
(58)	Wintergreen Fund, Inc.

(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103 and One Wall Street, New York, New York 10286.

Item 34. Management Services.

None.

Item 35. Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 26th day of November, 2014.

REVENUESHARES ETF TRUST

By: /s/ Vincent T. Lowry
Vincent T. Lowry
President, Chairman and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Vincent T. Lowry	President, Chairman and Trustee	November 26, 2014
Vincent T. Lowry

/s/ James C. McAuliffe*	Trustee	November 26, 2014
James C. McAuliffe

/s/ Christian W. Myers, III*	Trustee	November 26, 2014
Christian W. Myers, III

/s/ John J. Kolodziej*	Trustee	November 26, 2014
John J. Kolodziej

/s/ John A. Reilly*	Trustee	November 26, 2014
John A. Reilly

/s/ Daniel J. Ledva*	Trustee	November 26, 2014
Daniel J. Ledva

/s/ Michael Gompers	Treasurer	November 26, 2014
Michael Gompers

*By: /s/ Vincent T. Lowry
Vincent T. Lowry
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney incorporated herein by reference)

EXHIBITS
REVENUESHARES ETF TRUST

Exhibit #                                Title of Exhibit

EX-99.d.1.i	Amended Schedule A to the Investment Advisory Agreement

EX.99.d.4.i	Amended Schedule A to the Sub-Advisory Agreement

EX.99.e.1.i	Amended Exhibit A to the Distribution Agreement

EX.99.h.1.i	Amended Appendix I to the Transfer Agency and Service Agreeement

EX.99.h.2.i	Amended Exhibits A and B to the Fund Administration and Accounting Agreement

EX.99.h.3.i	Amended Exhibit A to the Securities Lending Authorization Agreement

EX.99.i.5	Legal Opinion of Stradley Ronon Stevens & Young, LLP regarding RevenueShares Global Growth Fund

EX.99.m.1.i	Amended and Restated Schedule I to the Distribution and Service Plan